SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The Nottingham Investment Trust II
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
Each a series of The Nottingham Investment Trust II
1201 N. Calvert Street
Baltimore, Maryland 21202

September 30, 2011

Dear Shareholder:

I am writing to request that you consider important matters relating to your investment in the Brown Capital Management Mutual Funds. You likely live a busy life and are tempted to put this proxy aside for another time - please don’t as we hope that you will take this opportunity to vote in favor (“for”) of the proposals contained in this proxy statement as unanimously recommended by the Funds’ Board of Trustees. The proposals are a culmination of twenty years of experience, dating back to your Funds’ inception, enabling us to update your Trust to better satisfy current Federal and state laws, distribution needs and mechanisms that facilitate increased flexibility and oversight in the management of the Trust.

Enclosed is proxy information for a special meeting of shareholders of The Brown Capital Management Mid-Cap Fund, Small Company Fund and International Equity Funds (the “Funds”), each a series of The Nottingham Investment Trust II, a Massachusetts business trust, to be held on October 26, 2011. The purpose of the meeting is to seek approval of:

(1)	An Agreement and Plan of Reorganization – creating a series of Brown Capital Management Mutual Funds (the “Trust”), a newly established Delaware Statutory Trust;

(2)	Revisions to the Funds’ Fundamental Investment Restrictions;

(3)	A New Investment Advisory Agreement - between the Trust and Brown Capital Management, LLC (“BCM” or “Advisor”), the Funds’ current adviser; and

(4)	A Distribution Plan (“Distribution Plan”) and related fee for the Funds.

We encourage you to read the full proxy. Please note, however, these changes will not result in any change in the name, investment objective, principal investment strategy, or investment adviser of any of the Funds.

YOUR VOTE IS EXTREMELY IMPORTANT TO US, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE URGE YOU TO VOTE AS SOON AS POSSIBLE. IF YOU HAVE ANY QUESTIONS, PLEASE DO NOT HESITATE TO CALL TOLL-FREE AT 1-800-232-1217. MORE DETIALED INFORMATION ABOUT THESE INITIATIVES APPEARS BELOW.

Sincerely,

/s/ Keith A. Lee
President of the Funds

MORE INFORMATION ABOUT YOUR PROXY

Twenty years passed since we established your Trust and Federal and state laws governing mutual fund structures changed since that time. After reviewing how the Funds operate, we seek to recognize some benefits and efficiencies by reorganizing your Funds. First, reorganizing into a Delaware statutory trust would be a more efficient and flexible organizational structure in which to operate the Funds. Second, each of the Funds is required to have certain investment restrictions that are “fundamental” – that is, they cannot be changed without shareholder approval. Many of these reflect regulatory, business or industry conditions, practices or requirements that are no longer required. We feel it is important and in the best interests of shareholders to modernize these restrictions. Third, updating and modernizing the Funds’ current investment advisory agreement will streamline Fund operations and recognize certain changes in legal framework that have occurred since the initial adoption of the agreement. Finally, the adoption of a Distribution Plan and related fee is expected to open new distribution channels for the Funds. While the Funds will take on an additional expense the asset base of the Funds may increase over time, thus resulting in the realization of certain economies of scale. It important to note that the Advisor has agreed to expense limitation arrangements (pending approval by shareholders of the Distribution Plan described in Proposal 4 of this Proxy Statement) that should offset, in part, the added expenses.

The first three actions described above intend to modernize the Trust’s operations, conform them to industry standards and obtain uniformity amongst the Funds – all of which is intended to ease fund administration. The fourth item describes the addition of a Distribution Plan, which seeks to open new distribution channels for the Funds. The goal is to make them accessible to new investors in a competitive marketplace resulting in a 0.25% fee for The Brown Capital Management International Equity Fund and The Brown Capital Management Mid-Cap Fund and 0.20% fee for The Brown Capital Management Small Company Fund.

We believe that the changes sought in these Proposals will benefit the Funds and lead to greater operating efficiencies and flexibility that should benefit shareholders over the years. Whether or not you plan to attend the Special Meeting in person, your vote is needed no later than October 26, 2011. Delaying to vote can potentially add to the cost of this proxy solicitation.

To give you the greatest convenience in voting, you may vote in one of the following ways:

1.	By filling out, signing and returning the enclosed proxy card,

2.	By attending the Special Meeting and voting in person

3.	By calling the toll-free number found on your proxy card, or

4.	Online by referring to the Internet voting instructions found on your proxy card

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
Each a series of The Nottingham Investment Trust II

1201 N. Calvert Street
Baltimore, Maryland 21202

NOTICE OF MEETING

September 30, 2011

The Nottingham Investment Trust II (“Trust”), on behalf of The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”), The Brown Capital Management Small Company Fund (“Small Company Fund”), and The Brown Capital Management International Equity Fund (“International Equity Fund”), each a series portfolio of the Trust (each a “Fund” and collectively, the “Funds”), will hold a Special Meeting of Shareholders of each Fund on Wednesday, October 26, 2011 at 1:00 p.m. Eastern Time (“Special Meeting”). The Special Meeting will take place at the offices of Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, Maryland 21202 for the following purposes as described in the accompanying Proxy Statement:

1.	To approve a proposed Agreement and Plan of Reorganization pursuant to which each Fund would be reorganized into a corresponding series of Brown Capital Management Mutual Funds, a newly established Delaware Statutory Trust (“New Trust”);

2.	To approve revisions to the Funds’ fundamental investment restrictions;

3.	To approve a new Investment Advisory Agreement between the Funds and Brown Capital Management, LLC;

4.	To approve a Distribution Plan and related distribution fee for the Funds; and

5.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on September 1, 2011 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Should the Proposals be approved by shareholders, it is anticipated that they would become effective on or about October 27, 2011. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

The Nottingham Investment Trust II

/s/ Keith A. Lee

Keith A. Lee
President of the Funds

IMPORTANT NOTE: VOTING YOUR PROXY IS IMPORTANT. TO VOTE YOUR SHARES AT THE SPECIAL MEETING (OTHER THAN IN PERSON AT THE SPECIAL MEETING), A SHAREHOLDER MUST RETURN A PROXY. THE RETURN ENVELOPE ENCLOSED WITH THE

PROXY CARD REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA. YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
Each a series of The Nottingham Investment Trust II
1201 N. Calvert Street
Baltimore, Maryland 21202

PROXY STATEMENT

September 30, 2011

Introduction

The Nottingham Investment Trust II (“Trust”), a Massachusetts business trust, on behalf of The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”), The Brown Capital Management Small Company Fund (“Small Company Fund”), and The Brown Capital Management International Equity Fund (“International Equity Fund”), each a series of the Trust (each a “Fund”, and collectively, the “Funds”), will hold a Special Meeting of Shareholders of the Funds on Wednesday, October 26, 2011 at 1:00 p.m. Eastern Time (“Special Meeting”) for the purposes set forth in the accompanying notice. The Special Meeting will take place at the offices of Brown Capital Management, LLC, which is located at 1201 N. Calvert Street, Baltimore, Maryland 21202. The Trust’s telephone number is (877) 892-4226.

Certain of the Proposals in this Proxy Statement are part of a series of actions taken by the Board of Trustees designed to streamline and modernize the operation of the Trust. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (“Board”) to be used at the Special Meeting, and at any and all adjournments thereof, and is first being sent to shareholders on or about the date hereof.

Shareholders of record of each Fund at the close of business on September 1, 2011 (the “Record Date”) are entitled to vote at the Special Meeting. Proxies in the accompanying form, properly executed and duly returned and not revoked, will be voted at the Special Meeting (including adjournments). Where you make a specification by means of the ballot provided in the proxies regarding any matter presented at the Special Meeting, your proxy will be voted in accordance with your specification. IF YOU MAKE NO SPECIFICATION ON THE BALLOT PROVIDED IN THE PROXIES, YOUR PROXY WILL BE VOTED IN FAVOR OF THAT PROPOSAL.

A copy of the Trust’s Annual Report for the fiscal year ended March 31, 2011 is available free of charge by calling 1-877-892-4226 or by writing to ALPS Fund Services, Inc. 1290 Broadway, Suite 1100, Denver, Colorado 80203.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE MEETING TO BE HELD ON OCTOBER 26, 2011, AND ANY ADJOURNMENTS
THEREOF.

THE PROXY STATEMENT AND RELATED MATERIALS ARE AVAILABLE AT WWW.PROXYONLINE.US/DOCS/BROWNFUNDS.PDF.

This Proxy Statement, along with a Notice of Meeting and a Proxy Card, is first being mailed to shareholders of the Funds on or about September 30, 2011.

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
Each a series of The Nottingham Investment Trust II
1201 N. Calvert Street
Baltimore, Maryland 21202

PROPOSAL 1

Proposal to approve a proposed Agreement and Plan of Reorganization pursuant to which each
Fund would be reorganized into a corresponding series of Brown Capital Management Mutual
Funds, a newly established Delaware Statutory Trust

Introduction and Background

The Board of Trustees (the “Board”) of the Nottingham Investment Trust II (the “Trust” has taken a series of actions designed to streamline and modernize the operations of the Trust and conform them to industry standards as well as to obtain uniformity amongst the Funds – all of which is intended to ease the administration of the Funds. Proposal 1 relates to one of these actions and is to reorganize the Nottingham Investment Trust II into a different jurisdiction and a statutory trust. For the reasons set forth below under “Reasons for the Proposed Reorganization,” the Trustees of the Trust, including the Trustees who are not “interested persons” as that term is defined in the federal securities laws (“Independent Trustees”), have unanimously determined that the reorganization is in the best interests of the shareholders of each of the Funds of the Trust and that the interests of those shareholders will not be diluted as a result of the reorganization.

Federal and state laws governing mutual fund structures have changed since the time the Trust and the Funds were originally created and it became clear that being organized as a Delaware statutory trust provided the most efficient and flexible organizational structure. The Trust is an investment company organized as a Massachusetts business trust. After the reorganization, all of the Funds would become series of Brown Capital Management Mutual Funds, a Delaware statutory trust. (the “New Trust”).

Shareholders of the Funds are asked to consider a proposed Agreement and Plan of Reorganization, which includes: (a) the transfer of all assets of each series of the Trust to a corresponding series of the same name (the “New Funds”) of the New Trust, a recently formed Delaware statutory trust, and the assumption by each New Fund of the liabilities of the respective Fund, in exchange for shares of the corresponding New Fund, and (b) the distribution to shareholders of each Fund of the shares of the corresponding New Fund (the “Reorganization”). A form of the Agreement and Plan of Reorganization is attached as Exhibit A to this Proxy Statement (the “Reorganization Plan”).

Because the Reorganization Plan calls for the Funds, as sole shareholders of the New Funds prior to shares of the New Funds being distributed to the Funds’ shareholders, to vote on certain issues regarding the operations of the New Trust, shareholders of the Funds, in approving the proposed Reorganization, will essentially be approving that the Funds vote in the affirmative on the following issues: (i) the election of trustees for the New Trust, (ii) the approval of an advisory agreement for each New Fund that is essentially the same as the current advisory agreement for each such Fund (albeit qualified by Proposal 3 in this proxy statement), and (iii) the ratification of the existing independent auditors of the Funds for the New Trust’s upcoming fiscal year. In connection with the Reorganization, shareholders of the Funds are not being asked to separately vote on these issues. More information on each of these items is discussed below.

You should note, however, that Proposal 3 is soliciting shareholder vote to approve a new investment advisory agreement for the Funds that modernizes the existing agreement. If approved, the investment advisory agreement described in Proposal 3 will be the advisory agreement for the Funds of the New Trust. Additionally, shareholders are being asked in Proposal 2 to approve changes to certain of the Funds’ fundamental investment restrictions. Should Proposal 2 be approved, those revised, modernized restrictions will be in place for the New Funds. Additionally, Proposal 4, which solicits shareholder vote on a distribution plan, is not contingent on Proposal 1 being approved. To summarize, the approval of Proposals 2, 3 and 4 are not contingent on Proposal 1 – accordingly, those Proposals may be approved by shareholders even if the reorganization described in Proposal 1 is not.

Immediately after the Reorganization each shareholder will own the same number of shares of the New Fund as the number of Fund shares owned by the shareholder on the closing of the Reorganization. As a result of the Reorganization, shareholders of the Trust, a Massachusetts business trust, will become shareholders of the New Funds, series of a Delaware statutory trust.

THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE NAME, INVESTMENT OBJECTIVE OR PRINCIPAL INVESTMENT STRATEGY, INVESTMENT ADVISOR, PORTFOLIO MANAGERS, OR INDEPENDENT ACCOUNTANTS OF ANY OF THE FUNDS. EACH NEW FUND WILL OFFER THE SAME SHAREHOLDER SERVICES AS THE CORRESPONDING FUND.

Additionally, as a condition to each Fund’s obligation to consummate the Reorganization, the Trust and the New Trust will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Plan are intended to constitute a tax-free reorganization for federal income tax purposes.

Summary of the Reorganization Plan

The important terms of the Reorganization Plan are summarized below. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement. All information regarding the New Trust, its operations and the various agreements between the New Trust and certain service providers have been supplied by Brown Capital Management, LLC (“BCM” or “Advisor”), the Funds’ investment adviser, and neither the Trust nor any or its Trustees of officers has independently verified the accuracy of such information.

General Plan of Reorganization. The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval. First, each Fund of the Trust will transfer all of its assets to a corresponding New Fund of the New Trust in exchange solely for all of the shares of the corresponding New Fund having an aggregate net asset value equal to the net asset value of the Fund. Each New Fund will also assume all of the liabilities of the corresponding Fund. The Funds, as sole shareholders of the New Funds, will make certain elections, approvals and ratifications as set forth below. Immediately thereafter, each Fund will liquidate and distribute shares of the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the Reorganization. Every shareholder will own the same number of shares of the corresponding New Fund as the number of shares held by the shareholder in each Fund immediately before the Reorganization. For example, if you held 100 shares of the Small Company Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 shares of the corresponding New Fund of the same name and representing the same net asset value. All of these transactions would occur as of the Closing Date. The net asset value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization.

Elections, Approvals and Ratifications. The Investment Company Act of 1940, as amended (“1940 Act”), generally requires that shareholders of a mutual fund elect the fund’s trustees, approve the fund’s investment advisory agreement and ratify the trustees selection of the independent accountant for the fund. These requirements apply to new mutual funds, including the New Funds. If shareholders approve the proposed Reorganization, they will also be:

1.	authorizing the approval of a new investment advisory agreement with BCM and the Trust on behalf of each Fund;

2.	authorizing the election of Trustees of the New Trust; and

3.	ratifying the selection of BBD, LLP as the independent accountants for the New Funds.

Technically, these elections, approvals and ratifications will be accomplished by a vote of the Funds, as sole shareholders of the New Funds prior to the effective date of the Reorganization. In general, there will be no substantive changes in those areas noted above from the Funds.

Information regarding each of these matters is included in this Proxy Statement, including information about the individuals proposed to serve as Trustees of the New Funds, which may be found in the section entitled, “Information Regarding the Proposed Trustees.”

Closing Date. It is currently anticipated that the closing of the Reorganization will occur on or about October 27, 2011.

Other Provisions. The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees. The significant conditions that may not be waived include: (a) the receipt by the Trust and the New Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization and (b) the approval of the Reorganization Plan by the shareholders of each of the Funds. The Reorganization Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Funds prior to the Closing Date, by the Board of Trustees. In addition, the Reorganization Plan may be amended by the Board of Trustees. However, the Reorganization Plan may not be amended subsequent to the Special Meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds without shareholder approval.

Reasons for the Proposed Reorganization

The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan at a special meeting held on July 14, 2011. In approving the Reorganization, the Trustees determined that the proposed Reorganization would be in the best interests of each Fund, and that the interests of each Fund’s shareholders would not be diluted as a result of effecting the Reorganization. Summarized below are the key factors considered by the Trustees:

(1)	BCM informed the Trustees that it believes that by establishing the New Trust, the New Funds should be able to realize greater operating efficiencies.

(2)
The Trustees considered that the investment objective and policies of each Fund are identical to those of the corresponding New Fund, and the new Funds would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediate prior to the Reorganization.

(3)
In recent years, many mutual funds have reorganized as Delaware statutory trusts. BCM has informed the Trustees that it believes that the proposed Delaware statutory trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders.

Note that in regards to Item 2 above, under Proposal 2 in this Proxy Statement, shareholders are being asked to approve certain revisions to the Funds’ fundamental investment restrictions intended to modernize them and provide the Funds with greater flexibility in some cases. Should Proposal 2 be approved, the revised investment restrictions would be in place for the New Funds.

You should note that Proposals 2, 3 and 4 are not contingent on Proposal 1 – accordingly, those Proposals may be approved by shareholders even if the reorganization described in Proposal 1 is not.

Certain Comparative Information About the Trust and the New Trust

Continuation of Shareholder Accounts and Plans. The Funds’ transfer agent will establish accounts for all current Fund shareholders containing the appropriate number of New Fund shares to be received by that shareholder in accordance with the terms and provisions of the Reorganization Plan. These accounts will be identical in all material respects to the accounts currently maintained by each Fund on behalf of its shareholders.

Comparative Information on Shareholder Services. The New Funds will offer the same shareholder services as the Funds, including the automatic investment plan option, systematic withdrawal plan option, certain telephone redemptions and exchange option with other funds in the Brown Capital Management family of funds.

Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Dividends and Distributions. Each New Fund will have the same dividend and distribution policy as the corresponding Fund. After the closing of the Reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

Fiscal Year. Each of the Funds currently operates on a fiscal year ending March 31. The New Funds will operate on the same fiscal year.

Governing Instruments of the Trust and the New Trust. The following is a summary of certain differences among the Declaration of Trust and Bylaws of the Trust, as amended, and the Declaration of Trust and Bylaws of the New Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and Bylaws of the Trust and the Declaration of Trust and the Bylaws of the New Trust are available to shareholders without charge upon written request to the address noted above or by calling 1-877-892-4226.

General. The Trust was organized as a Massachusetts business trust on October 25, 1990. As a Massachusetts business trust, the Trust’s operations are currently governed by its Declaration of Trust (the “Massachusetts Trust Instrument”), Bylaws, and applicable Federal and Massachusetts law. The New Trust was organized as a Delaware statutory trust on June 13, 2011. As a Delaware statutory trust, the New Trust’s operations are governed by a Declaration of Trust (the “Delaware Trust Instrument”), Bylaws and applicable Federal and Delaware law.

Under the Delaware Trust Instrument and Bylaws, the Trustees of the New Trust will have more flexibility than the Trustees of the Trust have currently, and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. The Trustees’ existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

Term of Office. Under the Massachusetts Trust Instrument, a person serving as a Trustee holds office until the next meeting of shareholders, until a successor is elected, or until that person dies, resigns or is removed from office. Under the Delaware Trust Instrument, a Trustee will continue to serve for an indefinite period of time or until his successor is elected and qualified, the Trust terminates or the person dies, resigns, becomes physically unable to serve, or is removed. Each Trust Instrument also provides that a Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust.

Liability of Trustees and Officers. Under the Massachusetts Trust Instrument, no trustee or officer is personally liable unless he or she acted with willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Under the Delaware Trust Instrument, trustees or officers of the New Trust shall not be personally liable to any person for any act, omission or obligation of the New Trust or any trustee or officer provided that nothing shall protect any trustee or officer against any liability to the New Trust or shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Delaware Trust Instrument also provides for indemnification of covered persons by the Trust to the fullest extent permitted by the Delaware Act or other applicable law.

Shareholder Voting. The voting rights of shareholders of the Trust and the New Trust are based on the number of shares the shareholder owns. Each holder of a share of a Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share.

Shareholder Meetings. The Trust and the New Trust are not required to hold annual shareholder meetings. Under both governing instruments, shareholders owning at least 10% of the outstanding voting shares of a Fund may call a special meeting for any purpose.

Reorganization/Combination Transactions. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of a Fund must approve a merger, consolidation, or sale or exchange of assets relating to the Trust or a Fund. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the New Trust and its Funds with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder.

Amendment of Governing Instrument. The Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument in certain instances without shareholder vote if they deem it necessary to conform it to the requirements of applicable law or regulations or requirements of the 1940 Act or provisions of the Internal Revenue Code. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders’ voting rights).

The Investment Advisory Agreements

The Reorganization Plan authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to approve new advisory agreements with Brown Capital Management, LLC (“BCM” or “Advisor”) for each New Fund (each a “New Advisory Agreement”) that are substantially identical to the current advisory agreements between the Trust, on behalf of each Fund, and BCM (each a “Current Advisory Agreement”), as further detailed below.

Note that Proposal 3 is soliciting shareholder vote on revisions to the Current Advisory Agreement in order to modernize it. Should Proposal 3 be approved, the New Funds would operate under the revised advisory agreement.

Unless sooner terminated, each Fund’s Current Advisory Agreement, and each proposed New Advisory Agreement, continues in effect for an initial period of two years and from year to year thereafter if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, or the New Fund, as applicable, and a majority of the Board members who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement by votes cast in person at a meeting called for such purpose. Each Current Advisory Agreement and each New Advisory Agreement is terminable at any time on 60 days’ written notice without penalty by the Board members, by vote of a majority of the outstanding shares of the Fund, or the New Fund, as applicable, or by BCM. Each Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Each Current Advisory Agreement and the New Advisory Agreement provides that BCM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BCM in the performance of its duties, or from reckless disregard by BCM of its duties and obligations thereunder.

BCM currently acts as investment adviser to the Small Company Fund and the International Equity Fund pursuant to a Current Advisory Agreement dated March 15, 1999 and to the Mid-Cap Fund pursuant to a Current Advisory Agreement dated September 17, 2002. Under the Current Advisory Agreements, the Funds pay BCM fees for its services performed pursuant to these Agreements. The fees, which are computed daily and paid monthly, are calculated as a percentage of the particular Fund’s average daily net assets. The rate of advisory fees to be paid to BCM under the New Advisory

Agreements with respect to the New Funds will be the same as under the Current Advisory Agreements for each corresponding Fund.

The annual fee schedule for the Funds is as follows:

Small Company Fund:	1.00% on all assets.
International Equity Fund:	1.00% on the first $100 million in assets; and 0.75% on all assets over
$100 million.
Mid-Cap Fund:	0.75% on all assets.

BCM has agreed to enter into an Expense Limitation Agreement (subject to approval by shareholders of the Distribution Plan described in Proposal 4 of this Proxy Statement) with each of the Mid-Cap Fund, the International Equity Fund and the Small Company Fund under which it has agreed to limit the Funds’ annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.90%, 1.75% and 1.25%, respectively, of the average daily net assets of the particular Fund for the period ending the last day of July 2013. The Agreements provide that, subject to certain conditions such as Fund asset levels being at certain thresholds and the operating expenses of a Fund being less than the operating expense limit for the Fund, the Funds may at a later date reimburse BCM for fees waived or limited and other expenses assumed by BCM pursuant to the Agreements. Reimbursement to BCM for previously waived fees is subject to Board approval and is only applicable to fees waived or limited and other expenses assumed by BCM in the prior three (3) fiscal years.

There is currently an expense limitation agreement in place under which BCM has contractually agreed to limit the annual operating expenses of the Mid-Cap Fund, the International Equity Fund and the Small Company Fund (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.30%, 2.00% and 1.50%, respectively, of the average daily net assets of the particular Fund for the period ending the last day of July 2012.

For the fiscal year ended March 31, 2011, BCM received $2,394 for services to the Mid-Cap Fund after waiving $62,769 of its fee and reimbursing $29,919 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2011, BCM received $8,540,955 for services to the Small Company Fund. For the fiscal year ended March 31, 2011, BCM received $10,571 for services to the International Equity Fund after waiving $103,921 of its fee and reimbursing $122 of the Fund’s operating expenses for that fiscal year.

Information Regarding the Proposed Trustees

In approving the Reorganization, you are voting in favor of the election of each of the following nominees as a trustee of the New Trust to hold office until the next meeting of shareholders at which trustees are elected or until their resignation, removal or death. Each of the nominees presently serves as a Trustee of the Trust. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

Each of the Trustee nominees, their ages, and principal occupations during the past five years, are presented below.

Name, Age, and Address	Proposed Position(s) with the New Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 79	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	3

Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Starboard Investment Trust for the eleven series of that trust; Tilson Investment Trust for the two series of that trust; and Giordano Investment Trust for the one series of that trust (all registered investment companies); previously, Independent Trustee of de Leon Funds trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, New Providence Investment Trust for its one series from 1999 to 2011, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

James H. Speed, Jr., 58	Trustee	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	3

Independent Trustee of Hillman Capital Management Investment Trust for its two series; Starboard Investment Trust for its six series (all registered investment companies); Member of Board of Directors of M&F Bancorp, Inc.; previously Independent Trustee of Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

Interested Trustees**
Keith A. Lee, 51 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Managing Director/Senior Portfolio Manager of Brown Capital Management, Inc. (advisor of the Funds); previously, Senior Vice President of Brown Capital Management, Inc.	3	None

* As used in this Proxy Statement, “Fund Complex” includes the three New Funds of the Trust.

** Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Funds.

The table below reflects the current Officers of the Trust.

Other Officers of the New Trust Who are not Trustee Nominees
Keith A. Lee, 51	President, the Funds	Since 2011	Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC (advisor of the Funds); previously, Senior Vice President of Brown Capital Management, Inc.	n/a	n/a
Robert L. Young, 42	Vice President	Since 2011	Managing Director/Co-Director of Marketing, Brown Capital Management, LLC, April 1999 to present.	n/a	n/a
John H. Lively, 42	Secretary	Since 2011

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) March 2010 to present; Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment adviser), October 2000 to September 2005.

				n/a	n/a
Cecil Flamer, 64	Treasurer and Principal Financial Officer	Since 2011	Managing Director, Chief Administrative Officer, CPA, Brown Capital Management, LLC, July 2004 to present.	n/a	n/a
Julian G. Winters, 42	Chief Compliance Officer	Since 2004

Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.

				n/a	n/a
* The address of each of the officers of the New Trust is 1201 N. Calvert Street, Baltimore, Maryland, 212102

The foregoing individuals proposed to serve as Trustees of the New Trust are subject to change. However, at all times a majority of the Board of Trustees will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

Ownership of Securities

Because the New Funds have not yet commenced operations, there are no outstanding New Fund shares. However, should the Reorganization be approved, the Nominees and officers of the New Trust who own shares of the Funds will own shares of the New Funds having the same net asset value on the Closing Date. For the period ended December 31, 2010, the dollar range of equity securities owned beneficially by each Nominee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds is as follows:

Name of Trustee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Jack E. Brinson	Small Company Fund	None
	International Equity Fund	None
	Mid-Cap Fund	None

Name of Trustee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
None
James H. Speed, Jr.	Small Company Fund	None
	International Equity Fund	None
	Mid-Cap Fund	None
None
Interested Trustees
Keith A. Lee	Small Company Fund	$50,001 - $100,000
	International Equity Fund	$10,001 - $50,000
	Mid-Cap Fund	$50,001 - $100,000
Over $100,000
* Includes all the Funds of the Trust managed by BCM.

Trustee Compensation

Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The table below for the Trustees is based on figures for the fiscal year ended March 31, 2011.

After the Reorganization, the Trustees for the New Trust will receive the same compensation as they received prior to the Reorganization. Costs will be allocated among the New Funds within the fund complex based on the respective Funds’ net assets. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Trustees who are employed by BCM will receive no compensation from the New Trust.

Compensation Table
Name of Person, Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Trust Paid to Trustees
Jack E. Brinson, Independent Trustee	$1,250	None	None	$6,000
James H. Speed, Jr., Independent Trustee	$1,250	None	None	$6,000
Keith A. Lee, Trustee	None	None	None	None

Board Meetings and Committees

The Board has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance and governance matters. The Board of Trustees currently has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Funds’ last fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee and the Nominating Committee does not consider nominees recommended by the Funds’ shareholders. The Nominating Committee does not have a charter. The Nominating Committee does not consider diversity in identifying nominees for Trustee positions. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the Funds’ last fiscal year.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Governance Committee: The Independent Trustees are the current members of the Governance Committee. The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards. The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose. The Governance Committee met once during the Funds’ last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

The Board met seven times during the fiscal year ended March 31, 2011. During the fiscal year, all of the current Trustees attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.

The Board’s Role in Risk Oversight

The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust (the “CCO”) with respect to risk oversight matters. The Trust’s CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

Trustee Qualifications

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee.

Jack E. Brinson - Mr. Brinson has experience as an investor, including his role as trustee of several other investment companies and business experience as President of a company in the business of private investing.

James H. Speed, Jr. - Mr. Speed has experience as an investor and as a trustee of several other investment companies and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.

Keith A. Lee - Mr. Lee has experience as an investor, serving for more than 20 years as a portfolio manager/analyst, and business experience as a Managing Director and Chairman of the Management Committee of an investment management company.

Ratification of the Selection of Independent Auditors

The Reorganization Plan also authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to ratify the selection of BBD, LLP as the independent registered public accounting firm of the New Trust for the fiscal year ending March 31, 2012.

Neither BBD, LLP nor any of its members have any material direct or indirect financial interest in the Trust or the New Trust. BBD, LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the New Trust that they are independent auditors with respect to the New Funds.

Since the New Funds have not yet commenced operations, the New Funds have paid no fees to BBD, LLP.

Management and Other Service Providers

Information on the Funds’ Advisor and other service providers is provided below under “ADDITIONAL INFORMATION ABOUT THE FUNDS - Management and Other Service Providers.” These service providers will be the same for the New Trust.

Required Vote

Pursuant to the Trust’s Declaration of Trust and Bylaws, a majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the Plan of Reorganization requires the affirmative vote of a majority of shares entitled to vote at the Special Meeting. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal. Shareholders of each Fund will vote separately with respect to the Proposal.

For the Reorganization to occur, each Fund’s shareholders will need to approve their Reorganization. Accordingly, the consummation of the Reorganization is contingent on the consummation of all other Reorganizations.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSED PLAN OF REORGANIZATION

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
Each a series of The Nottingham Investment Trust II
1201 N. Calvert Street
Baltimore, Maryland 21202

PROPOSAL 2

Proposal to Approve Revisions to the Funds’ Fundamental Investment Restrictions

The 1940 Act requires all mutual funds, including the Funds, to adopt certain investment restrictions as “fundamental” restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of each Fund’s outstanding voting securities. Upon the recommendation of the Advisor, the Trustees have reviewed each Fund’s current fundamental investment restrictions and have recommended that several of the fundamental restrictions be eliminated or amended in order to increase the investment flexibility of the Funds and to simplify and modernize the restrictions to conform with recent changes in the law.

For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 (“NSMIA”), which preempted state “blue sky” securities regulation of all mutual funds. Since many of the investment restrictions initially adopted by the Funds were imposed by the states, these investment restrictions no longer apply. Additionally, some of the Funds’ other investment restrictions are more restrictive than the 1940 Act requires. As a result, certain changes are proposed in order to preserve the ability of the Funds to respond to favorable future legal, regulatory, market or technical changes.

While the increased flexibility may mean that the Funds will be subject to greater risk, the Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in each of the Funds. Furthermore, the Trustees want to assure you that these amendments do not indicate a departure from the principal investment objectives and strategies long held by the Funds’ management. Should the proposals be approved by shareholders, it is anticipated that they would become effective on or about October 27, 2011.

Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is outline below.

Proposal 2.1          Diversification (All Funds)

To amend the investment restriction that current provides that each Fund may not:

Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

If the proposed amendment is approved by shareholders, the restriction would read that each Fund:

Shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

The revisions to this fundamental restriction are merely to provide the Funds with maximum flexibility that is available under applicable law. The Funds have always operated as “diversified” funds under the 1940 Act and this change does not change the Funds’ status. The current restriction is more restrictive than the law requires. Currently, the 1940 Act requirements of a diversified company are:

at least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

Moreover, if the current applicable law were to change, the Funds would be able to conform to any such new law.

Proposal 2.2          Investments of Securities of Issuers Owned by Officers or Trustees. (Small Company Fund and Mid-Cap Fund only)

To eliminate the investment restriction that currently provides that each Fund may not:

Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who beneficially own more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer.

Applicable federal law currently does not require the Funds to have a fundamental investment restriction regarding investments in securities of issuers owned by officers or Trustees. The elimination of this fundamental investment restriction is merely to provide the Funds with maximum flexibility. The Funds would remain subject to applicable provisions of the 1940 Act addressing conflicts of interest.

Proposal 2.3          Investments for Exercising Control Over an Issuer (All Funds)

To eliminate the investment restriction that currently provides that each Fund may not:

Invest for the purpose of exercising control or management of another issuer.

The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state “blue sky” regulators, as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Funds’ fundamental investment restrictions.

The Funds would remain subject to the applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Certain of those provisions are described above under Proposal 2.1 in the discussion of “diversified” funds and other provisions in the 1940 Act address limitations on investment by one investment company in another investment company. Management of the Funds does not anticipate making investments that are for the purposes of exercising voting control over any issuer.

Proposal 2.4          Investments in Real Estate / Oil, Gas, Mineral Leases (All Funds)

To amend the investment restriction that currently provides that each Fund may not:

Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things.

If the proposed amendment is approved by shareholders, the restriction would read that each Fund may not:

Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revisions to this fundamental restriction are merely to provide the Funds with maximum flexibility that is available under applicable law.

The portion of the restriction relating to oil, gas and mineral leases is currently not required by federal law and the elimination of this portion of the restriction is merely intended to provide the Funds with maximum flexibility. Management of the Funds, however, does not currently anticipate acting on any such increased investment authority with respect to these types of investments.

The revisions to the portion of the restriction on real estate is intended to provide the Funds with maximum flexibility that is available under applicable law. In the event that this Proposal 2.4 is approved, it may minimize the necessity for the Funds to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with each Fund’s investment objectives and policies and with applicable law and regulatory policy.

Proposal 2.5          Purchasing Securities on Margin (Small Company Fund and Mid-Cap Fund Only)

To eliminate the investment restriction that currently provides that each Fund may not:

Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

The fundamental investment restrictions on margin activities were based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required. The Funds would remain subject to the applicable provisions of the 1940 Act and/or SEC staff guidance relating to purchases of securities on margin.

Proposal 2.6          Short Sales (Small Company Fund and Mid-Cap Fund Only)

To eliminate the investment restriction that currently provides that each Fund may not:

Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is

“against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short).

The restriction on selling securities short was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Funds’ fundamental investment restrictions.

Management of the Funds expects that the Funds would continue to engage in short-sale transactions “against the box”, in which case the Fund owns or has the right to obtain securities identical to those sold short. Nonetheless, the Funds would remain subject to applicable provisions of the 1940 Act relating to short sale transactions. Short sale transactions occur when a Fund sells a borrowed security and agrees to return the same security to the lender.

Proposal 2.7          Joint Trading Accounts (Small Company Fund and Mid-Cap Fund Only)

To eliminate the investment restriction that currently provides that each Fund may not:

Participate on a joint or joint and several basis in any trading account in securities.

Applicable federal law currently does not require the Funds to have a fundamental investment restriction regarding participation in securities trading accounts. The elimination of this fundamental investment restriction is merely to provide the Funds with maximum flexibility. The Funds would remain subject to the applicable provisions of the 1940 Act relating to participating in securities trading accounts.

Proposal 2.8          Lending (All Funds)

To amend the investment restriction that currently provides that each Fund may not:

Make loans of money or securities, except that the Fund may invest in repurchase agreements.

If the proposed amendment is approved by shareholders, the restriction would read that each Fund may not:

Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The proposed revision would amend the restriction on making loans to permit each Fund to engage in securities lending to the extent permitted by SEC policy. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Funds. However, the SEC currently permits loans of mutual funds’ securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a market to market basis. In the event this Proposal 2.8 is approved, the Funds would be able to take full advantage of this policy.

Management of the Funds does expect that the Funds would engage in securities lending if Proposal 2.8 is approved.

Proposal 2.9	Investments in “Unseasoned Companies” (Small Company Fund and Mid-Cap Fund Only)

To eliminate the investment restriction that currently provides that the Fund may not:

Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

The restriction on investing in companies who have been in business for less than three years was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Funds’ fundamental investment restrictions.

Investments in the shares of issuers that do not have operating histories longer than 3 years may involve certain risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

Proposal 2.10	Repurchase Agreements / Readily Marketable Securities (Small Company Fund and Mid-Cap Fund Only)

To eliminate the investment restriction that currently provides that each Fund may not:

Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation.

Applicable federal law currently does not require the Funds to have a fundamental investment restriction regarding repurchase agreements and readily marketable securities. The elimination of this fundamental investment restriction is merely to provide the Funds with maximum flexibility. The Funds would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in repurchase agreements and in any securities that may be deemed illiquid. The 1940 Act currently provides that funds, other than money market funds, may invest up to 15% of the value of their net assets in illiquid securities.

Proposal 2.11          Senior Securities/Borrowing (All Funds)

To amend the investment restriction that currently provides that the Small Company Fund and the Mid-Cap Fund may not:

Issue any senior securities, borrow money, or pledge its assets; and

To amend the investment restriction that currently provides that the International Equity Fund may not:

Issue any senior securities, borrow money, or pledge its assets, except in accordance with the 1940 Act.

If the proposed amendment is approved by shareholders, the restriction would read that each Fund may not:

(i) Issue any senior security to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(ii) Borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A “senior security” is an obligation of a Fund with respect to its earnings or assets that takes precedence over the claims of the Fund’s shareholders with respect to the same earnings. SEC staff interpretations allow the Funds to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a Fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues. In the event that this Proposal 2.11 is approved, the Funds would have a more standardized senior securities restriction.

The Funds’ current restriction on borrowing prohibits each Fund from borrowing. The 1940 Act permits a Fund to borrow up to an amount that has 300% asset coverage, which effectively permits a Fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. Since the Funds’ investment restriction is more restrictive than the current law, the proposed change would give the Funds’ investment adviser maximum flexibility in managing each Fund’s assets. In the event this Proposal 2.11 is approved, the Funds would have greater borrowing authority than they currently have. Should the Funds choose in the future to borrow, the volatility of the Funds’ net asset value may increase. Additionally, money borrowed would be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

Applicable federal law currently does not require the Funds to have a fundamental investment restriction on pledging assets. The elimination of this portion of the fundamental investment restriction is merely to provide the Funds with maximum flexibility. The Funds would remain subject to the applicable provisions of the 1940 Act relating to pledging assets.

Although management of the Funds does not expect the Funds to borrow money at this time, the Funds would not be prohibited from engaging in such activity in the future without shareholder approval. Generally, the risks associated with borrowing are that borrowing creates leverage which exaggerates the effect of any increase or decrease in the market price of securities in a Fund’s portfolio and may make a Fund more volatile than if it had not engaged in borrowing.

Proposal 2.12          Commodities (All Funds)

To amend the investment restriction that currently provides that each Fund may not:

Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options.

If the proposed amendment is approved by the shareholders, the investment restriction would read that each Fund:

May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds.

The current restriction prohibits the Funds from investing in commodities or commodity futures contracts. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would permit each Fund to purchase and sell futures contracts and options on futures contracts and allow the Funds to purchase and sell options. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

To the extent a Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Funds’ view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to a Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The ability of each Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission (“CFTC”).

In the event that this Proposal 2.12 is approved, the Funds would have authority to make investments in each of these areas, all of which may have certain risks associated with them. Although management of the Funds does not expect the Funds to invest in derivative instruments, the Funds would not be prohibited from engaging in such activity in the future without shareholder approval.

Proposal 2.13          Restricted Securities (Small Company Fund and Mid-Cap Fund Only)

To eliminate the investment restriction that currently provides that each Fund may not:

Invest in restricted securities.

Applicable federal law currently does not require the Funds to have a fundamental investment restriction regarding restricted securities. The elimination of this fundamental investment restriction is merely to provide the Funds with maximum flexibility. The Funds would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in restricted securities and in any securities that may be deemed illiquid.

Although management of the Funds does not expect the Funds to invest in restricted securities, the Funds would not be prohibited from engaging in such activity in the future without shareholder approval. Restricted securities may be illiquid securities. Risks associated with the investment in such securities are that a Fund may not be able to dispose of these securities promptly at the price at which they are valued. The 1940 Act currently provides that funds, other than money market funds, may invest up to 15% of the value of their net assets in illiquid securities.

Proposal 2.14 Foreign Securities (Mid-Cap Fund Only)

To eliminate the investment restriction that currently provides that the Fund may not:

Purchase foreign securities (except foreign securities sold as American Depositary Receipts without limit).

Applicable federal law currently does not require the Fund to have a fundamental investment restriction regarding foreign securities. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility.

Although management of the Fund does not expect the Fund to invest in foreign securities, the Fund would not be prohibited from engaging in such activity in the future without shareholder approval. Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for a fund to sell its securities and could reduce share value.

Proposal 2.15          Investments in one country. (International Equity Fund Only)

To eliminate the investment restriction that currently provides that the Fund may not:

Invest 25% or more of the value of its total assets in any one country.

Applicable federal law currently does not require the Fund to have a fundamental investment restriction regarding investments in a single country. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility.

Although management of the Fund does not expect the Fund to invest more than 25% of the value of its total assets in any one country, the Fund would not be prohibited from engaging in such activity in the future without shareholder approval. Risks involved in investing a larger amount of a Fund’s assets in a particular country include a greater exposure to a Fund’s portfolio stemming from negative events affecting the particular country than if the Fund’s investments were more diversified in multiple countries.

Required Vote

Approval of this Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the corresponding Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal. Shareholders of each Fund will vote separately with respect to the Proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSED REVISIONS TO THE
FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
Each a series of The Nottingham Investment Trust II
1201 N. Calvert Street
Baltimore, Maryland 21202

PROPOSAL 3

Proposal to Approve a New Investment Advisory Agreement between the Funds and Brown Capital
Management, LLC.

The purpose of this proposal is to approve a new Investment Advisory Agreement (the “New Agreement”) between the Trust and the Advisor that would modernize the existing agreement and eliminate certain provisions of the existing agreement that are no longer deemed necessary or in the interests of the Funds by the Board of Trustees. The New Agreement will not change the services provided by BCM to the Funds nor will it change any advisory fee payable by a Fund to BCM. A copy of the New Agreement is included as Exhibit B to this Proxy Statement. Should this proposal be approved by shareholders, it is anticipated that the New Agreement would become effective on or about October 27, 2011.

The Current Agreements

The current amended and restated advisory agreement for the Small Company Fund and the International Equity Fund and BCM was entered into on March 15, 1999 and has remained substantially unchanged since that time. A copy of this agreement is included as Exhibit C to this Proxy Statement. The current advisory agreement for the Mid-Cap Fund and BCM was entered into on September 17, 2002 and has remained substantially the same since that time. A copy of this agreement is included as Exhibit D to this Proxy Statement. Each of the current agreements is substantially similar (each current agreement is collectively referred to herein as the “Current Agreement”).

Pursuant to the terms of the Current Agreement, BCM provides the Funds with a continuous investment advisory program, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. BCM determines from time to time what securities and other investments will be purchased, retained or sold by each Fund and BCM provides services in accordance with each Fund’s investment objectives, policies and restrictions. BCM has managed each Fund since each Fund’s inception.

The Current Agreement specifies that BCM will pay all expenses incurred by it in connection with its investment advisory services pertaining to each Fund. The Current Agreement further specifies that the Trust will pay (as they pertain to each Fund) the following expenses and costs: (i) taxes, interest charges and extraordinary expenses; (ii) brokerage fees and commission with regard to portfolio transactions; (iii) fees and expenses of the custodian; (iv) fees and expenses of the administrator, transfer and dividend disbursing agent and fund accounting agent; (v) auditing, legal and certain compliance expenses; (vi) cost of maintenance of a Fund’s existence as a legal entity; (vii) compensation of the “Independent Trustees”; (viii) cost of Trust meetings; (ix) Federal and state registration or qualification fees and expenses; (x) costs of printing and mailing of prospectuses and shareholder reports; (xi) advisory fees payable to the adviser; and (xii) plan of distribution expenses pursuant to a Rule 12b-1 plan.

BCM receives a per Fund fee for the services it provides under the Current Agreement equal to a percentage of the net assets of each Fund. The fees received or owed to BCM for the fiscal year ended March 31, 2011 are set forth in the first table below and the fees as a percentage of net assets of each Fund are set forth in the second table below.

Net Advisory Fees paid or Owed to BCM in 2011

Fund	Fees Paid or Owed
Small Company Fund	$8,540,955
International Equity Fund	$10,693
Mid-Cap Fund	$32,313

Fees as a Percentage of Net Assets of each Fund

Fund	Fees as % of Net Assets
Small Company Fund	1.00% on all assets
International Equity Fund	1.00% on first $100 million; 0.75% on assets over $100 million
Mid-Cap Fund	0.75% on all assets

Under the Current Agreement, BCM is not liable for any damages, expenses or losses incurred in connection with the advisory services provided by BCM, so long as BCM shall have acted in good faith and without willful misfeasance, bad faith or gross negligence on the part of BCM in the performance of its duties under the Current Agreement.

The Current Agreement provides that it will continue in effect from year to year only if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The Current Agreement may be terminated as to a Fund (i) at any time without penalty upon the vote of a majority of the Trustees or the vote of a majority of the outstanding voting securities, upon sixty (60) days written notice to BCM or (ii) by BCM at any time without penalty, upon sixty (60) days written notice to the Trust. The Current Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

The Current Agreement (as it relates to the Small Company Fund and International Equity Fund) was originally approved by the Board, including a majority of the Independent Trustees who are not parties to the Current Agreement, at its meeting held on March 15, 1999, and by shareholders of the Funds at a Meeting of Shareholders held on December 27, 2000. The Current Agreement (as it relates to the Mid-Cap Fund) was originally approved by the Board, including a majority of the Independent Trustees who are not parties to the Current Agreement on September 17, 2002, and by the sole shareholder to the Mid-Cap Fund on September 30, 2002. The Current Agreement was most recently unanimously approved with respect to all Funds by the Board, including a majority of the Independent Trustees who are not parties to the Current Agreement, at its meeting held on March 21, 2011.

The Proposed Amendments

As discussed in the introduction above, BCM and the Board are proposing the New Agreement that would modernize the Current Agreement and eliminate certain provisions of the Current Agreement that are no longer deemed necessary or in the interest of the Funds by the Board.

Specifically, it is proposed that among other things, the Current Agreement be amended to:

(1)
provide that the Advisor may delegate its duties and responsibilities under the agreement to a sub-advisor. The New Agreement will provide that the retention of a sub-advisor will in no way reduce the responsibilities and obligations of the Advisor under the agreement and the Advisor will be responsible for the acts and omissions of any sub-advisor it engages.

(2)	update the agreement so that the adviser has the duty to provide certifications pursuant to the Sarbanes-Oxley Act of 2002.

(3)
recognize the Advisor’s property rights in the “Brown Capital” name and logo. If this clause goes into effect, it could cause the Funds to change their name should the advisory agreement be terminated.

(4)	modify the indemnification of Advisor provisions in that they provide detail of current SEC interpretations on indemnification which are not required in an advisory agreement.

(5)	update certain board and reporting obligations that came into effect after the Current Agreement was entered into, in order to recognize the Advisor’s duty to provide certain information.

(6)	clarify and make uniform amongst the Funds the expenses to be paid by the Advisor and the Funds.

(7)	reflect that the applicable law governing the advisory agreement is that of the state of Delaware.

If approved, the amendments to the Current Agreement will not increase the investment management fees charged by BCM or change the way BCM currently provides services to the Funds.

In addition to the changes above to modernize the Current Agreement, effective December 31, 2011, as part of a long-term plan of ownership transition by BCM, there will be a transfer of ownership amongst the officers of BCM to reduce Mr. Eddie Brown’s ownership interest in BCM to 50% and increase the equity ownership interest (of voting securities) of the other officers and directors of BCM to 50%. Mr. Keith Lee’s equity ownership interest in BCM will increase to 25%. Other officers or managers of BCM will receive equity ownership interests in BCM that, collectively, will total the remaining 25%. With the exception of Mr. Brown, as has been the case, no one officer will own more than 25% of BCM. While the Trustees do not believe that this change in ownership of BCM constitutes a “change in control” such that an assignment investment advisory agreement will occur, the Trustees, nonetheless, are asking shareholders, as part of this Proposal 3, to approve this change in BCM’s ownership structure.

Note that, in regards to number (7) above, the governing law for the advisory agreement will be contingent on the approval of the Reorganization of the Trust into a newly created trust organized under Delaware law as contemplated by Proposal 1. If the Reorganization is not approved, the advisory agreement would continue to be governed by Massachusetts law and the applicable provision of the new Agreement relating to governing law would be revised accordingly.

Board Considerations

At a special meeting of the Board of Trustees held on July 14, 2011, the Trustees reviewed various informational materials including, without limitation, copies of the Current Agreement; copies of the New Agreement; a memorandum from BCM to the Trustees containing information about BCM, its business, its finances, its personnel, its services to the Funds, and comparative information for other mutual funds with strategies similar to the Funds; and a memorandum from the Funds’ legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the New Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the New Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds under the Current Agreement including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees considered the proposals and efforts put forth by the Advisor in order to streamline and modernize the Funds. The Trustees also reflected on the materials provided by the Advisor in connection with their March 21, 2011 meeting at which time they approved the continuation of the advisory agreements for the Funds. The Trustees considered that the nature, extent and quality of the services to be provided by the Advisor will not be diminished by the proposal to modify the advisory agreement. The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer, without additional compensation. The Trustees considered the long-term ownership transition planning of the Advisor to take place on December 31, 2011. After reviewing the foregoing information and further information in the materials provided by the Advisor (e.g., descriptions of the Advisor’s business, the experience and education of the Funds’ portfolio managers, and the Advisor’s compliance programs, and a copy of the Advisor’s Form ADV), the Board of Trustees concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Bloomberg category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund and the Mid-Cap Fund had generally outperformed its peers during the short-term and long-term periods. The Trustees observed that the International Equity Fund had generally outperformed its peers during the short-term but its long-term performance slightly underperformed its peers. The Trustees also reflected on the materials provided by the Advisor in connection with their March 21, 2011 meeting at which time they approved the continuation of the advisory agreements for the Funds. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds; and the nature and frequency of advisory fee payments. The Trustees considered that the proposal to modify the advisory agreements, including the revised language to clarify and make uniform amongst the separate Funds the expenses to be paid by the Advisor and the Funds, would not amount to any significant differences in the costs of services provided by the Advisor and profits realized by the Advisor. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. The Trustees also reflected on the materials provided by the Advisor in connection with their March 21, 2011 meeting at which time they approved the continuation of the advisory agreements for the Funds. With respect to the Small Company Fund, the Trustees determined that the management fee was higher than some of the specifically identified comparable funds and the same as others and higher than the category average, and while the expense ratio was higher than some of the specifically identified comparable funds and lower than others, it was lower than the category average. With respect to the International Equity Fund, the Trustees determined that the management fee was higher than the specifically identified comparable funds and the category average, and the expense ratio was higher than such comparable funds and the category average. With respect to the Mid-Cap Fund, the Trustees determined that the management fee was higher than some of the specifically identified comparable funds and lower than others and similar to the category average, and the expense ratio was higher than such comparable funds and the category average. Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For the Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Fund’s shareholders benefited from economies of scale under the Fund’s agreements with service providers other than the Advisor. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees also considered that due to its size, the Fund would likely continue to experience benefits from the Fund’s expense limitation arrangements until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the respective arrangement and the Advisor began receiving its full fee. For the Mid-Cap Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that, due to its size, the Fund’s shareholders would likely continue to experience benefits from the expense limitation arrangement until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the arrangement and the Advisor began receiving its full fee. Thereafter, the Trustees noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Funds; the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars) to the Funds compared with broker-dealers who provide only execution services; the basis by which evaluations are made of the overall reasonableness of commissions paid; and the basis for selecting and evaluating the broker-dealers used. The Trustees then considered whether such services and soft dollars provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities and the extent to which any soft dollar payment is allocated for products or services that provide both a research and a non-research function; the extent to which such services benefit other accounts, if any, advised by the Advisor. After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, voting separately, approved the New Agreement upon the terms and for the compensation described therein and recommended that the New Agreement be submitted to shareholders for approval.

A copy of the New Agreement is included at Exhibit B.

The Investment Advisor

Brown Capital Management, LLC (“BCM” or “Advisor”) is the investment adviser of the Funds. BCM is located at 1201 North Calvert Street, Baltimore, Maryland 21202. BCM is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Advisor was organized as a Maryland limited liability company on December 31, 2010. The Advisor is a wholly-owned subsidiary of Brown Capital Management, Inc. Prior to December 31, 2011, the Brown Capital Management, Inc. served as the investment adviser to the Funds. The Adviser became the investment adviser to the Funds as a result of an internal reorganization. The Advisor is controlled by Eddie C. Brown. Effective December 31, 2011, Mr. Brown’s ownership percentage will decrease to 50% and Mr. Keith Lee, Managing Director and Senior Portfolio Manager of BCM, will own 25% of the Advisor. Other officers and managers of the Advisor will own the remaining 25%. Mr. Brown is also an officer of the Trust.

The Advisor (either directly or through its parent) has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. As of June 30, 2011, the Advisor had approximately $4 billion in assets under management.

Mr. Keith A. Lee, Trustee of the Trust, also serves in an executive position with BCM. Accordingly, he may have an indirect interest with respect to this Proposal.

The following table sets forth certain information with respect to BCM’s executive officers and directors:

Name and Address*	Principal Occupation

Eddie C. Brown	President and Chief Executive Officer
Keith A. Lee	Treasurer, Managing Director, Senior Portfolio Manager
Donna L. Courtney	Chief Compliance Officer
Robert L. Young	Managing Director, Co-Director of Marketing
Walton D. Pearson	Managing Director, Senior Portfolio Manager
Cecil E. Flamer	Managing Director, Chief Administrative Officer
Maurice L. Haywood	Managing Director, Senior Portfolio Manager
Jennifer Bunkley	Director
Dennis Hightower	Director

*    The address for each officer and director is 1201 North Calvert Street, Baltimore, Maryland 21202.

Required Vote

Approval of this Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the corresponding Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal. Shareholders of each Fund will vote separately with respect to the Proposal.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR”
THE NEW AGREEMENT

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
Each a series of The Nottingham Investment Trust II
1201 N. Calvert Street
Baltimore, Maryland 21202

PROPOSAL 4

Proposal to Approve a Distribution Plan and Related fee for the Funds

At its special meeting on July 14, 2011, the Board considered the adoption, on behalf of the Funds, of a Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) under the 1940 Act. Rule 12b-1 under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined under the 1940 Act, unanimously approved the Distribution Plan for the Funds and voted unanimously to recommend that the Distribution Plan be presented to shareholders of the Fund for their approval. If shareholders approve the Distribution Plan, it is contemplated that it will become effective on October 27, 2011. The Distribution Plan may be continued annually after its effective date, provided that such annual continuance is specifically approved by the Board, including a majority of the Independent Trustees, pursuant to a vote cast in person at a meeting called for that purpose. Should this proposal be approved by shareholders, it is anticipated that the Distribution Plan would become effective on or about October 27, 2011.

Please Note: the adoption of the Distribution Plan will increase the total operating expenses of the Funds. The Advisor has contractually agreed to waive its management fees and to reimburse expenses at least through July 31, 2013, so that each Fund’s net operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable under a distribution plan) do not exceed the current net operating expenses of the Funds after contractual fee waivers and reimbursements.

Description of the Distribution Plan

A description of the proposed Distribution Plan is forth below and is qualified in its entirety by reference to Exhibit E. Pursuant to the Distribution Plan, the Funds will pay their distributor a distribution and shareholder servicing fee of 0.25% of the average daily net assets of the Brown Capital Management International Equity Fund and the Brown Capital Management Mid-Cap Fund and 0.20% of the average daily net assets of the Brown Capital Management Small Company Fund in connection with the promotion and distribution of Fund shares and the provision of personal services to Fund shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders and the printing and mailing of sales literature.

The Distribution Plan applies to one class of shares. As of the date of this Proxy Statement, the Funds offer only one class of shares which is currently designated as the “Institutional Class” shares, but will be re-named “Investor Class” shares effective October 27, 2011. Accordingly, as a current shareholder of a Fund, your Fund shares will be renamed “Investor Class” shares as of October 27, 2011.

It is anticipated that providing the services described above will open new distribution channels for the Funds, making them available as attractive investment alternatives in a competitive market. The potential for increased sales and the retention of existing assets could result in the Funds acquiring a larger asset base which, in turn, allows for more efficient management and the possibility of lower expenses through economies of scale. There can be no assurance, however, that the Funds or the Distribution Plan will achieve these goals.

The fee will be payable to the Funds’ distributor regardless of the distribution-related expenses actually incurred. Because the fee is not directly tied to expenses, the amount of distribution fees paid by the Funds during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission (“SEC”) as a “compensation” plan.

The fees are to be paid by each Fund on a monthly basis, or at such other intervals as the Board shall determine. The fees will be based upon each Fund’s average daily net assets during the preceding month, and will be calculated and accrued daily.

Because the fee to be paid under the Distribution Plan will be paid on an on-going basis, over time these fees will increase the cost of an investment in the Funds. While the addition of the fee will increase each Fund’s total operating expenses, the Advisor has contractually agreed to waive its management fees and to reimburse expenses at least through July 31, 2013, so that each Fund’s net operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable under a distribution plan) do not exceed current net operating expenses of the Funds after contractual fee waivers and expense reimbursements. Thus, while the Distribution Plan provides for a fee to be charged to the Funds, the Funds’ net operating expenses will not increase from their current level at least until July 31, 2013, subject to Board approval. There is no assurance that this expense cap will remain in place beyond July 13, 2013. The Distribution Plan provides that the Board of Trustees must review, at least quarterly, a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and allocated overhead expenses.

The tables below show for each Fund the current operating expenses, as a percentage of average net assets of the Fund as of March 31, 201l, and the estimated pro forma expenses that would be incurred if the Distribution Plan described in this proposal were in effect.

Mid-Cap Fund

	Current Expenses	Pro Forma Expenses
Shareholder Fees: (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a % of amount redeemed)	None	None
Annual Fund Operating Expenses: (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.98%[1]	0.98%[1]
Total Annual Fund Operating Expenses	1.73%[1]	1.98%[1]
Fee Waivers and/or Expense Reimbursements	(0.43)%[2]	(0.83)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.30%[2]	1.15%[3]

1.	Total Annual Fund Operating Expenses have been restated to reflect current contractual arrangements with ALPS Funds Services, Inc.

2.
The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.30% of the average daily net assets of the Fund for the period ending the last day of July 2012. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses of the Fund being less than the operating expense limit for the Fund, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

3.
The Advisor has agreed to enter into an Expense Limitation Agreement with the Fund subject to the approval of the Rule 12b-1 Plan (as discussed in Proposal 4 of this Proxy Statement) under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.90% of the average daily net assets of the Fund for the period ending the last day of July 2013. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses of the Fund being less than the operating expense limit for the Fund, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$540	$990	$2,236

Small Company Fund

	Current Expenses	Pro Forma Expenses
Shareholder Fees: (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a % of amount redeemed)	None	None
Annual Fund Operating Expenses: (expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.20%
Other Expenses	0.09%[1]	0.09%[1]
Total Annual Fund Operating Expenses	1.09%[1]	1.29%[1,2]

1.	Total Annual Fund Operating Expenses have been restated to reflect current contractual arrangements with ALPS Funds Services, Inc.

2.
The Advisor has agreed to enter into an Expense Limitation Agreement with the Fund subject to the approval of the Rule 12b-1 Plan (as discussed in Proposal 4 of this Proxy Statement) under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.25% of the average daily net assets of the Fund for the period ending the last day of July 2013. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses of the Fund being less than the operating expense limit for the Fund, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$408	$707	$1,555

International Equity Fund

	Current Expenses	Pro Forma Expenses
Shareholder Fees: (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed on shares sold after holding them for less than 60 days)	2.00%	2.00%
Annual Fund Operating Expenses: (expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	1.41%[1]	1.41%[1]
Total Annual Fund Operating Expenses	2.41%[1]	2.66%[1]
Fee Waivers and/or Expense Reimbursements	(0.41)%[2]	(0.66)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.00%[2]	2.00%[3]

1.	Total Annual Fund Operating Expenses have been restated to reflect current contractual arrangements with ALPS Funds Services, Inc.

2.
The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expense of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 2.00% of the average daily net assets of the Fund for the period ending the last day of July 2012. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses of the Fund being less than the operating expense limit for the Fund, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

3.
The Advisor has agreed to enter into an Expense Limitation Agreement with the Fund subject to the approval of the Rule 12b-1 Plan (as discussed in Proposal 4 of this Proxy Statement) under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.75% of the average daily net assets of the Fund for the period ending the last day of July 2013. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses of the Fund being less than the operating expense limit for the Fund, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$764	$1,350	$2,940

Board Considerations

In considering the Distribution Plan, the Board took into account the benefits of making payments to the distributor for its use in marketing, advertising and other distribution servicing efforts to attract and retain potential shareholders to the Funds. The Trustees believe that there is a reasonable likelihood that the activities for which payments may be made under the Distribution Plan are likely to stimulate additional sales of each Fund’s shares and assist the Funds in increasing their respective present asset bases in the face of competition from other mutual funds. The Board concluded that without an effective and attractive distribution program that is adequately funded, the Funds could be adversely affected by making it increasingly difficult to attract new investors and to retain existing investors.

The Board also considered the reasons why it is important for the Funds to attract a continuous flow of new assets. It was recognized that it is desirable for all shareholders that the Funds sustain a flow of new investment monies. The Board evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom. Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow (1) minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held, (2) reduces daily liquidity requirements and (3) permits a prompt restructuring of a Fund’s portfolio without the need to dispose of present holdings.

The Trustees further considered the impact of the Distribution Plan on each Fund’s total operating expenses. They evaluated the Advisor’s commitment to waive its management fees and to reimburse expenses to limit each Fund’s net operating expenses (excluding certain items) to no more than the current net operating expenses for the Fund. The Trustees concluded that at least until July 31, 2013, the addition of the Distribution Plan will not result in any increase in expenses to shareholders. In considering the Distribution Plan, the Trustees also took into account the possible benefits of the Distribution Plan to the Advisor, including the Advisor possibly being able to retain more of the management fees payable to it by the Funds if Fund assets increase and provide relief in the Advisor’s undertaking to reimburse Fund expenses above certain levels.

The Trustees believe that should the Distribution Plan not be approved, the Funds might not be able to attract and retain shareholders and, as a result of the inability to increase the Funds’ asset base, the Funds would be burdened with greater relative costs and possibly less investment flexibility than would be present in a larger fund. It was the belief of the Trustees that adoption of the Distribution Plan will enable the Funds to maintain and possibly enhance its performance and quality of its services for Fund shareholders.

Required Vote

Approval of this Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the corresponding Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal. Shareholders of each Fund will vote separately with respect to the Proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
DISTRIBUTION PLAN AND RELATED FEES FOR THE FUNDS

ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares of Beneficial Ownership

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund of the Trust as of September 1, 2011.

Fund Name	Name & Address	Amount and Percentage Ownership
Mid-Cap Fund	Brown Family LP
11102 Old Carriage Road
Glen Arm, MD 21057

TD Ameritrade Inc. FEBO of Our
Customers
P.O. Box 2226
Omaha, NE 68103

Brown Capital Management, Inc.
Investment Option Plan
1201 N. Calvert Street
Baltimore, MD 21202

218,100 13.83% 149,318 9.47% 112,266 7.12%
Small Company Fund	Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104

TD Ameritrade, Inc.
P.O. Box 2226
Omaha, NE 68103

Nationwide Life Insurance Co. DCVA
P.O. Box 182029
Columbus, OH 43218

NFS LLC FEBO FIIOC as
Agent for Qualified Employee Benefit
Plans
100 Magellan Way KW1C
Covington, KY 41015

Wells Fargo FBO
Various Retirement Plans
1525 West WT Harris Blvd.
Charlotte, NC 28262

Nationwide Life Insurance Co. NACO
P.O. Box 182029
Columbus, OH 43218

7,424,535 25.03% 2,317,436 7.81% 2,164,846 7.30% 1,866,614 6.29% 1,738,951 5.86% 1,766,937 5.96%

NFS LLC FEBO State Street Bank CUST SAI 2 Avenue DE Lafayette Boston, MA 02111	1,568,252 5.29%
International Equity Fund	Wells Fargo Bank NA FBO The City of
Baltimore Deferred Compensation Plan
8515 E. Orchard Road 2t2
Greenwood Village, CO 80111

Delaplaine B Trust, George Delaplaine Jr
& George Delaplaine III Trustees, Allfirst
Trust Company
P.O. Box 1586
Baltimore, MD 21203

Mitra & Co., FBO 98, C/O Marshal &
Iisley Trust Co.
11270 West Park Place, Suite 400
Milwaukee, WI 53224

Delaplaine 1989 Family Trust, George
Delaplaine Jr. & George Delaplaine III
Trustees, Allfirst Trust Company
P.O. Box 1596
Baltimore, MD 21203

Brown Capital Management, Money
Purchase and Profit Sharing Trust
1201 N. Calvert Street
Baltimore, MD 21202

SEI Private Trust Co FBO UMI
Endowment
One Freedom Valley Drive
Oaks, PA 19456

292,779 27.44% 171,172 16.04% 139,362 13.06% 102,159 9.57% 77,317 7.25% 58,843 5.51%

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2010, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Trustee and Officer Ownership. As of June 30, 2011, the Trustees and officers as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the Small Company Fund, 20.83% of the International Equity Fund, 30.07% of the Mid-Cap Fund.

Management and Other Service Providers

The Advisor

Information on Brown Capital Management, LLC, the investment adviser to the Funds, is provided under Proposal 3 in this Proxy Statement.

The Distributor

The Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Administrator

ALPS Fund Services, Inc. is the Administrator and Transfer Agent to the Funds. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. ALPS Fund Services, Inc. acts as the Funds’ administrator, transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement and an Administrative Agreement. The Agreements each have an initial term of three years and automatically renew for successive one-year terms. As Administrator, ALPS Fund Services, Inc. performs corporate secretarial, treasury, and blue sky services and acts as fund accounting agent for each Fund.

Custodian.

Union Bank, 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for the Funds’ assets. The custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as custodian.

Number of Shares Outstanding and Voting

The Funds are series of an open-end registered investment company that have the authority to issue an unlimited number of shares. As of the Record Date, there were 1,576,503 shares of the Mid-Cap Fund, 29,658,999 shares of the Small Company Fund, and 1,067,118 shares of the International Equity Fund that are outstanding and entitled to vote at the Special Meeting. At the Special Meeting, shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

Broker “Non-Votes”

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the Proposals and any other shareholder proposal that may come before the Special Meeting.

The duly appointed proxies or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Revocation of Proxy

Shareholders who execute proxies may revoke them prior to September 1, 2011 at any time before they are exercised by delivering a written notice to The Nottingham Company, either at the Special Meeting or, prior to the meeting date, at the Funds’ principal executive offices at the offices of The Nottingham Company, 116 South Franklin Street, PO Box 69, Rocky Mount, North Carolina 27802-0069, by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting in person. After September 1, 2011, you may revoke a proxy by delivering a written notice to ALPS Fund Services, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203.

Proxy Solicitation and Expenses

The costs of the Special Meeting, estimated to be approximately $174,825 to $196,975, will be borne by the Advisor. The Funds will incur no costs in connection with the Special Meeting. The Altman Group has been retained to act as proxy solicitor and will receive compensation for seeking shareholder votes and answering shareholder questions. These costs are included in the amount above and will be borne by the Advisor. The Funds intend to request brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable.

Shareholder Proposals

The current Declaration of Trust and By-Laws of the Trust provide that the Funds are not required to hold annual meetings of shareholders. Proposals that shareholders of the Funds intend to present for inclusion in the proxy materials with respect to any future annual meeting of shareholders of the Funds must be received by the Funds within a reasonable period of time before the Funds begin to print and mail their proxy materials. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Funds at ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

Annual and Semi-Annual Reports

The most recent annual and semi-annual reports to shareholders (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1-877-892-4226 or write to us at ALPS Fund Services, Inc. 1290 Broadway, Suite 1100, Denver, Colorado 80203. The reports are also available online at www.sec.gov.

Legal Matters

The Trust is currently not a party to any litigation. However, the Trust has received a demand letter from the Trust’s previous administrator (“Old Administrator”) alleging that the Trust improperly terminated a service agreement that existed between the parties. The Old Administrator clams it is owned damages in the form of lost profits of not less than $1.24 million. The Old Administrator has not filed a lawsuit relating to this matter. The Trust is in the process of formulating a response to this demand letter. Should a lawsuit be filed, the Board believes that the Trust will have one or more meritorious defenses and expects the Trust to defend its position vigorously.

Other Business

Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

            THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 14th day of July, 2011, by and between The Nottingham Investment Trust II, a Massachusetts business trust (the “Predecessor Trust ”), on behalf of its series The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund and The Brown Capital Management Mid-Cap Fund (collectively, the “Predecessor Funds” and each individually, a “Predecessor Fund”), and Brown Capital Management Mutual Funds, a Delaware statutory trust (the “Successor Trust” or “Trust”), on behalf of its series The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund and The Brown Capital Management Mid-Cap Fund (collectively, the “Successor Funds” and each individually, a “Successor Fund”).

            All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

            This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in such Successor Fund (“New Shares”) having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

            WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

            WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Funds and the Successor Funds, respectively, that the assets of the Predecessor Funds be acquired by the Successor Funds pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

            NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.         PLAN OF REORGANIZATION

            1.1        Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust the number of full and fractional New Shares of each Successor Fund equal to the number of shares of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all of the liabilities of each Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).

            1.2        The assets of the Predecessor Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Fund.

            1.3        Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall (i) elect trustees of the Trust, (ii) approve an Investment Advisory Agreement between the Trust, on behalf of the Successor Funds and Brown Capital Management, LLC (the “Investment Advisor”), and (iii) ratify the selection of BBD, LLP as the independent accountants of the Successor Funds.

            1.4        Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Trust. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust’s transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Funds and shall take all other steps necessary to effect such dissolution.

2.         CLOSING AND CLOSING DATE

            2.1         The Closing Date shall be the next full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of the Successor Trust, 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27803, or at such other time and/or place as the parties may agree.

            2.2        The Predecessor Trust shall cause the transfer agent of the Predecessor Funds (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.         REPRESENTATIONS AND WARRANTIES

            3.1        The Predecessor Trust, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

                         (i)          the Predecessor Trust is duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

                         (ii)          the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

                        (iii)          the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Funds (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

                        (iv)          the Predecessor Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Predecessor Funds are each a separate series of the Predecessor Trust;

                        (v)          there are no material liabilities of the Predecessor Funds whether or not determined or determinable, other than liabilities disclosed or provided for in the Funds’ Financial Statements and liabilities incurred in the ordinary course of business after the date of such Financial Statements;

                        (vi)          there are no claims, actions, suits or proceedings pending or, to the knowledge of the Predecessor Trust, threatened which would adversely affect the Predecessor Funds or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Funds;

                        (vii)          this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

                        (viii)          neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds, nor the consummation by the Predecessor Trust on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or Bylaws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound;

                        (ix)          as of the Closing Date of the Reorganization, all federal and other tax returns and reports of the Predecessor Funds required by law to have been filed shall have been filed, and all taxes of the Predecessor Funds shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Predecessor Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns. The Predecessor Funds have qualified and elected, and continue to qualify, to be treated as regulated investment companies under the provisions of Subchapter M of the Code; and

                        (x)            no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

            3.2        The Successor Trust, on behalf of each of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

                         (i)          the Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

                         (ii)          the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

                        (iii)          the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

                        (iv)          the Successor Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect;

                        (v)          the Successor Trust’s New Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non assessable. Except for the share issued pursuant to Article 1 above, there shall be no issued and outstanding New Shares or any other securities issued by the Successor Funds before the Closing Date of the Reorganization;

                       (vi)          there are no liabilities of the Successor Trust, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business or otherwise previously disclosed to the Predecessor Funds in writing. There are no liabilities of the Successor Trust of any kind for which the holders of the Predecessor Fund shares shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise;

                       (vii)          there are no claims, actions, suits or proceedings pending or, to the knowledge of the Successor Trust, threatened which would adversely affect the Successor Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Funds;

                      (viii)          this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

                        (ix)             neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or Bylaws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound;

                        (x)              as of the Closing Date of the Reorganization, all federal and other tax returns and reports of the Successor Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Successor Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;

                        (xi)              no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

                        (xii)              before the Closing Date of the Reorganization, the Successor Trust will take all steps necessary to cause the formation of the three (3) Successor Funds. The Successor Funds will in each case have the same investment objective and policies, and the same investment adviser as its corresponding Predecessor Fund.

                       (xiii)              All information contained in the proxy statement to be supplied to shareholders of the Predecessor Funds in connection with the Reorganization that relates to the Predecessor Trust, the Successor Funds, the Investment Advisor, the agreements between the Successor Trust and other service providers, the effects, tax and otherwise, of the Reorganization on the Predecessor Funds’ shareholders and other matters known primarily to the Successor Trust or the Investment Advisor (i) is true and correct in all material respects and (ii) does not contain (and will not contain at the time the proxy statement is mailed to Predecessor Fund shareholders) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.         CONDITIONS PRECEDENT; COVENANTS

            4.1        The obligations of the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

                         (i)          Such authority from the Securities and Exchange Commission (the “SEC”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

                         (ii)          The Registration Statement of the Successor Trust with respect to the Successor Funds shall have been filed with the SEC and shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement or amendment thereto shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

                         (iii)          The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

                         (iv)          All representations and warranties of the Predecessor Trust on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

                         (v)          All representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Funds;

                         (vi)          The Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received an opinion from counsel, The Law Offices of John H. Lively & Associates, Inc., regarding certain tax matters in connection with the Reorganization; and

                         (vii)          A vote approving this Agreement shall have been adopted by the requisite vote of the outstanding shares of each Predecessor Fund entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the “Special Meeting”);

                        (viii)         The Successor and Predecessor Funds shall have received an opinion of The Law Offices of John H. Lively & Associates, Inc. as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, The Law Offices of John H. Lively & Associates, Inc. may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which The Law Offices of John H. Lively & Associates, Inc. may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

1.
The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Predecessor Fund and the Successor Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code;

2.
No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its assets to the Successor Fund in exchange solely for the Successor Fund Shares and the assumption by the Successor Fund of the Predecessor Fund’s liabilities or upon the distribution of the Successor Fund Shares to the Predecessor Fund’s shareholders in exchange for their shares of the Predecessor Fund;

3.
No gain or loss will be recognized by the Successor Fund upon the receipt by it of all of the assets of the Predecessor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of the liabilities of the Predecessor Fund;

4.
The adjusted tax basis of the assets of the Predecessor Fund received by the Successor Fund will be the same as the adjusted tax basis of such assets to the Predecessor Fund immediately prior to the Reorganization;

5.
The holding period of the assets of the Predecessor Fund received by the Successor Fund will include the holding period of those assets in the hands of the Predecessor Fund immediately prior to the Reorganization;

6.
No gain or loss will be recognized by the shareholders of the Predecessor Fund upon the exchange of their Predecessor Fund Shares for the Successor Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Successor Fund of the liabilities of the Predecessor Fund;

7.
The aggregate adjusted tax basis of the Successor Fund Shares received by the shareholders of the Predecessor Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Predecessor Fund Shares held by the Predecessor Fund’s shareholders immediately prior to the Reorganization;

8.
The holding period of the Successor Fund Shares received by the shareholders of the Predecessor Fund (including fractional shares to which they may be entitled) will include the holding period of the Predecessor Fund Shares surrendered in exchange therefore, provided that the Predecessor Fund Shares were held as a capital asset on the Closing Date; and

9.
The Successor Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Predecessor Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381(b) and (c) of the Code and the regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on (i) the Predecessor Funds or the Successor Funds with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Predecessor Fund or the Successor Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as The Law Offices of John H. Lively & Associates may reasonably request, and each Predecessor Fund and Successor Fund will cooperate to make and certify the accuracy of such representations. Such opinions may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.

                        (ix)        At any time before the Closing, either the Predecessor or the Successor Fund may waive any of the foregoing conditions (except those set forth in paragraphs vii and viii, above) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

            4.2        On or before the Closing Date, each Predecessor Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Predecessor Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

            4.3        It is the intention of the parties that the transactions contemplated hereunder will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Successor Trust, the Predecessor Trust, the Predecessor Funds nor the Successor Funds shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable The Law Offices of John H. Lively & Associates, Inc. to render the tax opinion contemplated in the Agreement.

5.         BROKERAGE FEES AND EXPENSES

            5.1        The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

            5.2        Except as otherwise provided for herein, all fees and expenses that are solely and directly related to the Reorganization contemplated by this Agreement shall be borne and paid by Brown Capital Management, LLC (or an affiliate thereof). All such fees and expenses so borne and paid shall be paid directly by the Brown Capital Management, LLC (or its affiliate)to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement shall be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Predecessor Funds or Successor Funds, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code. Predecessor Fund shareholders will pay their respective expenses, if any, incurred in connection with the transactions contemplated by this Agreement. Neither the Predecessor Funds nor the Successor Funds will pay the Successor Funds’ shareholders’ expenses, if any.

6.         ENTIRE AGREEMENT

        The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.         TERMINATION

        This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party’s Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.         AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vii) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.         NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.        HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

             10.1   The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

             10.2   This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

             10.3   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

             10.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

             10.5   It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the property of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor

Trust arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

             10.6   It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representatives.

Attest:	THE NOTTINGHAM INVESTMENT TRUST II, a Massachusetts Business Trust

	By:	By:

	Name:	Name:

	Title:	Title:

Attest:	BROWN CAPITAL MANAGEMENT MUTUAL FUNDS, a Delaware Statutory Trust

	By:	By:

	Name:	Name:

	Title:	Title:

Exhibit B

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this _____day of ___ 2011 by and between Brown Capital Management Mutual Funds (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Brown Capital Management, LLC (the “Advisor”), a Maryland limited liability company with its principal place of business in Baltimore, Maryland.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Advisor to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (each, a “Fund”), as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Advisor do hereby agree as follows:

1.	THE ADVISOR’S SERVICES.

(a)
Discretionary Investment Management Services. The Advisor shall act as investment adviser with respect to each Fund. In such capacity, the Advisor shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Advisor shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Advisor shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Advisor having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)
Compliance. The Advisor agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Advisor also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Advisor. In selecting each Fund’s portfolio securities and performing the Advisor’s obligations hereunder, the Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Advisor shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Advisor’s full responsibility for any of the foregoing.

(c)
Recordkeeping. The Advisor agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)
Holdings Information and Pricing. The Advisor shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Advisor believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Advisor agrees to notify the Trust as soon as practicable if the Advisor reasonably believes that the value of any security held by a Fund may not reflect fair value. The Advisor agrees to provide any pricing information of which the Advisor is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)
Cooperation with Agents of the Trust. The Advisor agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)
Delegation of Authority. Any of the duties, responsibilities and obligations of the Advisor specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Advisor, at the Advisor’s expense, to an appropriate party (a “Sub-Advisor”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Advisor shall oversee the performance of delegated duties by any Sub-Advisor and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Advisor. The retention of a Sub-Advisor by the Advisor pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Advisor under this Agreement and the Advisor shall be responsible to the Trust for all acts or omissions of any Sub-Adviser party in connection with the performance of the Advisor’s duties under this Agreement. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Advisor, the Advisor shall take measures through its contract with, or its oversight of, the Sub-Advisor that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Advisor.

2.
CODE OF ETHICS. The Advisor has adopted a written code of ethics (“Advisor’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Advisor shall ensure that its Access Persons (as defined in the Advisor’s Code of Ethics) comply in all material respects with the Advisor’s Code of Ethics, as in effect from time to time. Upon request, the Advisor shall provide the Trust with a (i) copy of the Advisor’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Advisor’s Code of Ethics. Annually, the Advisor shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Advisor’s Code of Ethics. The Advisor shall respond to requests for information from the Trust as to violations of the Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Advisor. The Advisor shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Advisor’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	INFORMATION AND REPORTING. The Advisor shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Advisor has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)
Notification of Breach/Compliance Reports. The Advisor shall notify the Trust’s CCO immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law, or (ii) any material breach of any of each Fund’s or the Advisor’s policies, guidelines or procedures with respect to the Fund. In addition, the Advisor shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Advisor’s obligations under this Agreement. The Advisor agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Advisor shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Advisor will promptly notify the Trust in the event (x) the Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Advisor with the federal or state securities laws, or (y) of an actual change in control of the Advisor resulting in an “assignment” (as defined in Section 14) that has occurred or is otherwise proposed to occur.

(b)
Board and Filings Information. The Advisor will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Advisor will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)
Transaction Information. The Advisor shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Advisor’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Advisor to the Trust or its designated agent in no way relieves the Advisor of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)
Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Advisor nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)
Placement of Orders. The Advisor shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Advisor. The Advisor will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY.

(a) Physical Possession. Nothing in this Agreement shall permit the Advisor to take or receive physical possession of cash, securities or other investments of a Fund.

(b)
Allocation of Charges and Expenses. The Advisor will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Advisor shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)
Properly Registered. The Advisor is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Advisor is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Advisor, there is no proceeding or investigation that is reasonably likely to result in the Advisor being prohibited from performing the services contemplated by this Agreement. The Advisor agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Advisor from serving as an investment adviser to an investment company. The Advisor is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)
ADV Disclosure. The Advisor has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Advisor’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)
Fund Disclosure Documents. The Advisor has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Advisor, the manner in which the Advisor manages the Fund or information relating directly or indirectly to the Advisor, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)
Use of the Name “Brown Capital Management, LLC.”. The Advisor has the right to use the names “Brown Capital Management, LLC”, “Brown Capital Management”, “Brown Capital” and derivations thereof in connection with its services to the Trust and, subject to the terms set forth in Section 7 of this Agreement, the Trust shall have the right to use the names “Brown Capital Management, LLC”, “Brown Capital Management”, “Brown Capital” and derivations thereof in connection with the management and operation of each Fund. The Advisor is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Advisor or the Trust to use the names “Brown Capital Management, LLC”, “Brown Capital Management”, “Brown Capital” and derivations thereof.

	(e)	Insurance. The Advisor maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage, or (ii) if any material claims will be made on its insurance policies. Furthermore, the Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)
No Detrimental Agreement. The Advisor represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Advisor with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)
Conflicts. The Advisor shall act honestly, in good faith and in the best interests of its clients and the Fund. The Advisor maintains a Code of Ethics which defines the standards by which the Advisor conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)
Representations. The representations and warranties in this Section 6 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

7.
LICENSE TO USE THE NAME. The Advisor grants to the Trust a license to use the name “Brown Capital Management”, “Brown Capital” and any reasonable derivations thereof (collectively, the “Name”) as part of the name of any Fund. The foregoing authorization by the Advisor to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Advisor itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Advisor, the Advisor has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Advisor; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Advisor may from time to time promulgate. At the request of the Advisor, the Trust will (i) submit to the Advisor representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Advisor’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

8.
ADVISOR’S COMPENSATION. Each Fund shall pay to the Advisor, as compensation for the Advisor’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

9.
INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Advisor gives any advice to its clients concerning the shares of a Fund, the Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

10.
ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 14). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

11.	DURATION AND TERMINATION.

(a)
This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(a)(ii) hereof and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

(i)
Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 14); or

(ii)
This Agreement shall automatically terminate two years from the date of its execution unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 14) of the Trust or the Advisor, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Advisor may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)
In the event of termination of this Agreement for any reason, the Advisor shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Advisor under applicable law. In addition, the Advisor shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Advisor.

12.
NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to 1201 North Calvert Street, Baltimore, Maryland 21202; and notices to the Advisor shall be directed to 1201 North Calvert Street, Baltimore, Maryland 21202.

13.
CONFIDENTIALITY. The Advisor agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Advisor in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Advisor may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

14.
CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.
LIABILITY OF THE ADVISOR. Neither the Advisor nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Advisor against any liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

16.
RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor are or may be or become interested persons of the Fund, and that the Advisor may be or become interested persons of the Fund as a shareholder or otherwise.

17.
ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

18.
LIMITATION OF LIABILITY. The Advisor is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed with respect to each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Advisor shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Advisor shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Advisor understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

19.
NON-EXCLUSIVE SERVICES. The services of the Advisor to the Trust are not deemed exclusive, and the Advisor shall be free to render similar services to others, to the extent that such service does not affect the Advisor’s ability to perform its duties and obligations hereunder.

20.
GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

21.
PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

22.
COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Signature Page to Follow

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

Signature
By:
Title:

BROWN CAPITAL MANAGEMENT, LLC

Signature
By:
Title:

Schedule A

Investment Advisory Agreement
between
Brown Capital Management Mutual Funds (the “Trust”)
and
Brown Capital Management, LLC (the “Advisor”)

Dated as of _______, 2011

The Trust will pay to the Advisor as compensation for the Advisor’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Fees as % of Net Assets
Small Company Fund	1.00% on all assets
International Equity Fund	1.00% on first $100 million; 0.75% on assets over $100 million
Mid-Cap Fund	0.75% on all assets

Exhibit C

AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT, entered into as of the 15th day of March, 1999, by and between THE NOTTINGHAM INVESTMENT TRUST II (the “Trust”), a Massachusetts business trust, and BROWN CAPITAL MANAGEMENT, INC., a Maryland corporation (the “Advisor”), registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the “Advisors Act”).

WHEREAS, the Trust is registered as a diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Advisor to furnish investment advisory and administrative services to each series of the Trust set forth in Exhibit A (each a “Fund,” collectively the “Funds”), as amended from time to time, and the Advisor is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.
Appointment. The Trust hereby appoints the Advisor to act as Investment Advisor to each Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.	Delivery of Documents. The Trust will furnish the Advisor with copies properly certified or authenticated of each of the following:

	(a)	The Trust’s Declaration of Trust, as filed with the State of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration”);

	(b)	The Trust’s By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws”);

	(c)	Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Advisor and approving this Agreement;

(d)
The Trust’ Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, (the “1933 Act”), relating to shares of beneficial interest of each Fund (herein called the “Shares”) as filed with the Securities and Exchange Commission (“SEC”) and all amendments thereto;

	(e)	The Funds’ Prospectus (such Prospectus, as presently in effect and all amendment and supplements thereto are herein called the “Prospectus”).

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.	Management. Subject to the supervision of the Trust’s Board of Trustees, the Advisor will provide a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Advisor will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus. The Advisor further agrees that it:

(a)
Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations or any other Federal or State agencies which may now or in the future have jurisdiction over its activities under this Agreement.

(b)
Will place orders pursuant to its investment determination for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (i) brokers or dealers who provide research advice and other services for each Fund, or who recommend or sell shares of each Fund, and (ii) brokers who are affiliated with the Trust or its Advisor(s), provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of the Advisor in principal transactions;

(c)
Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Advisor unless otherwise mutually agreed upon; and

	(d)	Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of each Fund.

4.
Services Not Exclusive. The advisory services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby provided, however, that without the written consent of the Trustees, the Advisor will not serve as investment Advisor to any other investment company having a similar investment object to that of each Fund.

5.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Fund’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the Act that are not maintained by others on behalf of the Trust.

6.
Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services pertaining to each Fund. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for a particular Fund, the Advisor will pay, out of the Advisor’s resources generated from sources other than fees received from the Trust, the entire cost of the promotion and sale of that Fund’s shares.

Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following (as they pertain to the Funds):

	(a)	Taxes, interest charges and extraordinary expenses;

	(b)	Brokerage fees and commissions with regard to portfolio transaction of each Fund;

	(c)	Fees and expenses of the custodian of each Fund’s portfolio securities;

(d)
Fees and expenses of the Trust’s administrator, transfer and dividend disbursing agent and the Trust’s fund accounting agent or, if the Trust performs any such services without an agent, the costs of the same;

	(e)	Auditing and legal expenses;

	(f)	Cost of maintenance of the Trust’s existence as a legal entity;

	(g)	Compensation of trustees who are not interested persons of the Advisor as that term is defined by law;

	(h)	Costs of Trust meetings;

	(i)	Federal and State registration or qualification fees and expenses;

	(j)	Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;

	(k)	The investment advisory fee payable to the Advisor, as provided in paragraph 7 herein; and

	(l)	Plan of Distribution expenses, but only in accordance with the Plan of Distribution as approved by the shareholders of each Fund.

It is understood that the Trust may desire to register each Fund’s shares for sale in certain states which impose expense limitations on mutual funds. The Trust agrees that it will register each Fund’s shares in such states only with the prior written consent of the Advisor.

7.
Compensation. The Trust will pay the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the average daily net assets of each Fund, computed at the end of each month and payable within five (5) business days thereafter, based upon the schedule attached hereto as Exhibit A.

8(a)
Limitation of Liability. The Advisor shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8(b)
Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Trust or Trusts to which the conduct in question relates) the Advisor against all loss, damage and liability, including reasonable accountants’ and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services, or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Independent Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgment, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor’s action was in or not opposed to the best interests of the Funds or to have been liable to the Funds or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8(c)
The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9.
Duration and Termination. With respect to any new series of the Trust that is advised by the Advisor, this Agreement shall continue in effect for an initial two year period from the date such new series is added to this Agreement, as set forth in Exhibit A, unless sooner terminated as provided herein. Unless terminated as herein provided, this Agreement shall continue in effect, with respect to each Fund (after its initial two year term), for successive periods of one year each, provided such continuance is specifically approved annually:

a.
By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

	b.	By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of each Fund.

Notwithstanding the foregoing, this Agreement may be terminated, with respect to any series, by The Trust or by the Advisor at any time on sixty (60) days’ written notice, without the payment of any penalty, provided that termination by The Trust must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of each Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.
Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective as to any Fund until approved by vote of the holders of a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act).

11.
Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12.	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:	THE NOTTINGHAM INVESTMENT TRUST II

By:	By:

Title:	Title:

ATTEST:	BROWN CAPITAL MANAGEMENT, INC.

By:	By:

Title:	Title:

EXHIBIT A
to the
AMENDED AND RESTATED INVESTMENT
ADVISORY AGREEMENT
INVESTMENT ADVISOR’S COMPENSATION SCHEDULE

For the services set forth in the AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT, the Investment Advisor shall be compensated monthly, as of the last day of each month, within five business days of the month end, a fee based upon average daily net assets according to the following schedule.

The Brown Capital Management Equity Fund
Date added to this Agreement – December 10, 1992

Net Assets	Annual Fee

On the first $25 million	0.65%
On all assets over $25 million	0.50%

The Brown Capital Management Balanced Fund
Date added to this Agreement – December 10, 1992

Net Assets	Annual Fee

On the first $25 million	0.65%
On all assets over $25 million	0.50%

The Brown Capital Management Small Company Fund
Date added to this Agreement – December 10, 1992

Net Assets	Annual Fee

On all assets	1.00%

The Brown Capital Management International Equity Fund
Date added to this Agreement – Date Fund becomes effective with the SEC

Net Assets	Annual Fee

On the first $100 million	1.00%
On all assets over $100 million	0.75%

EXHIBIT A
to the
AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
INVESTMENT ADVISOR’S COMPENSATION SCHEDULE

(As Amended by Shareholder Proxy of the Equity and Balanced Funds
on December 27, 2000)

For the services set forth in the AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT, the Investment Advisor shall be compensated monthly, as of the last day of each month, within five business days of the month end, a fee based upon average daily net assets according to the following schedule.

The Brown Capital Management Small Company Fund
Date added to this Agreement – December 10, 1992

Net Assets	Annual Fee

On all assets	1.00%

The Brown Capital Management International Equity Fund
Date added to this Agreement – Date Fund becomes effective with the SEC

Net Assets	Annual Fee

On the first $100 million	1.00%
On all assets over $100 million	0.75%

Exhibit D

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of the 17th day of September, 2002, by and between THE NOTTINGHAM INVESTMENT TRUST II (the “Trust”), a Massachusetts business trust, and BROWN CAPITAL MANAGEMENT, INC., a Maryland corporation (the “Advisor”), registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the “Advisors Act”).

WHEREAS, the Trust is registered as a diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Advisor to furnish investment advisory and administrative services to THE BROWN CAPITAL MANAGEMENT MID-CAP FUND series of the Trust, and the Advisor is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good and valuable consideration, it is agreed between the parties hereto as follows:

1.
Appointment. The Trust hereby appoints the Advisor to act as Investment Advisor to THE BROWN CAPITAL MANAGEMENT MID-CAP FUND (the “Fund”) series of the Trust for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.	Delivery of Documents. The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

	(a)	The Trust’s Amended and Restated Declaration of Trust (such Instrument, as presently in effect and as it shall from time to time be amended, is herein called the “Instrument”);

	(b)	The Trust’s Amended and Restated By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws”);

	(c)	Resolutions of the Trust’s Board of Trustees and the resolution approved by a majority of the outstanding shares of the Fund authorizing the appointment of the Advisor and approving this Agreement;

(d)
The Trust’s Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, (the “1933 Act”), relating to shares of beneficial interest of the Fund (herein called the “Shares”) as filed with the Securities and Exchange Commission (“SEC”) and all amendments thereto;

(e)
The Fund’s Prospectuses and Statement of Additional Information (such Prospectuses and Statement of Additional Information, as presently in effect and all amendments and supplements thereto are herein collectively called the “Prospectus”).

The Trust will also furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.
Investment Advisory Services. Subject to the supervision of the Trust’s Board of Trustees, the Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in (i) its Prospectus; (ii) the Trust’s Instrument, By-Laws and other governing instruments, as in affect from time to time; and (iii) such other policies, procedures and/or limitations as may be adopted by the Trust with respect to such Fund from time to time and provided to the Advisor in writing. The Advisor further agrees that it:

(a)
Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

(b)
Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders as further described in the Prospectus. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (ii) brokers who are affiliated with the Fund or its Advisor; provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of the Advisor in principal transactions;

(c)
Will provide certain executive personnel for the Fund as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Advisor unless otherwise mutually agreed upon; and

	(d)	Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.
Services Not Exclusive. The advisory services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Board of Trustees, the Advisor will not serve as investment advisor to any other investment company having a similar investment objective to that of the Fund.

5.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Fund.

6.
Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Advisor will pay, out of the Advisor’s resources generated from sources other than fees received from the Fund, the entire cost of the promotion and sale of Fund shares. The Advisor will provide other information and services, other than services of outside counsel or independent accountants for any Fund, required in connection with the preparation of all registration statements and prospectuses, prospectus supplements, statements of additional information, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following (as they pertain to the Fund):

	(a)	Taxes, interest charges and extraordinary expenses;

	(b)	Brokerage fees and commissions with regard to portfolio transactions of the Fund;

	(c)	Fees and expenses of the custodian of the Fund’s portfolio securities;

(d)
Fees and expenses of the Fund’s administrator, transfer and dividend disbursing agent and the Fund’s fund accounting agent or, if the Fund performs any such services without an agent, the costs of the same;

	(e)	Auditing and legal expenses;

	(f)	Cost of maintenance of the Fund’s existence as a legal entity;

	(g)	Compensation of trustees who are not interested persons of the Advisor as that term is defined by Section 2(a)(19) of the 1940 Act;

	(h)	Costs of Trust meetings;

	(i)	Federal and State registration or qualification fees and expenses;

	(j)	Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;

	(k)	The investment advisory fee payable to the Advisor, as provided in paragraph 7 herein; and

	(l)	Plan of Distribution Pursuant to Rule 12b-1 expenses, but only in accordance with the Plan of Distribution Pursuant to Rule 12b-1 as approved by the shareholders of the Fund.

                 It is understood that the Trust may desire to register the Fund’s shares for sale in certain states which impose expense limitations on mutual funds. The Trust agrees that it will register the Fund’s shares in such states only with the prior written consent of the Advisor.

7.
Compensation. The Trust will pay the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the daily average net assets of each Fund determined in the manner described in the Prospectus, computed at the end of each month and payable within five (5) business days thereafter, based upon the schedule attached hereto as Exhibit A.

8.	Limitation of Liability; Indemnification; Failure to Perform; Force Majeure.

(a)
Neither the Advisor nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment, mistake of law or for any other loss whatsoever suffered by any Fund in connection with error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)
Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Fund as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Independent Trustees”) or (b) an independent legal counsel approved by the Trustees, including a majority of Independent Trustees, (hereinafter referred to as an “independent legal counsel”) in a written opinion. Expenses, including accountants’ and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Trust to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided with respect to a Fund unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor’s action was in or not opposed to the best interest of the Fund or to have been liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of any Fund, and other persons may be entitled by contract or otherwise under law, nor the power of any Fund to purchase and maintain liability insurance on behalf of any such person.

The Board shall take all such action as may be necessary and appropriate to authorize a Fund hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

(c)
The Advisor acknowledges that the terms “Funds” and “Trustees” as used herein, refer, respectively, to the trust created by the Instrument and the Trustees thereof, as trustees but not individually or personally, acting from time to time under the Instrument, to which reference is hereby made and the Instrument which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of the “Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

(d)
The Advisor agrees to indemnify and hold harmless the Trust and Trust’s Trustees and officers from all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by the Trust in connection with the defense or disposition of any body, related to or resulting from (i) any breach or violation of this Agreement by the Advisor; (ii) any breach of fiduciary duty with respect to the receipt of compensation for services; and (iii) any willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(e)
No failure or omission by either party hereto in the performance of any obligation of this Agreement (other than payment obligations) shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the party, including but not limited to, the following: acts of God, acts or omissions of any governmental agency; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake, war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

(f)
The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and the Trust and their respective directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9.
Duration and Termination. This Agreement shall become effective upon the registration statement of the Trust containing the Fund’s Prospectus being declared effective by the Securities and Exchange Commission and commencement of operations of the Fund and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

(a)
By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

	(b)	By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund by the Trust or by the Advisor at any time on sixty (60) days’ written notice, without the payment of any penalty, provided that termination by the Trust must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.
Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

11.
Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12.	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Massachusetts.

13.	Representations and Warranties.

(a)
The Advisor hereby represents and warrants to the Trust as follows: (i) The Advisor is a corporation duly organized and in good standing under the laws of the State of Maryland and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder. (ii) The Advisor is registered as an investment Advisor with the SEC under the Advisors Act and is registered or licensed as an investment Advisor under the laws of all applicable jurisdictions. The Advisor shall maintain such registrations or licenses in effect at all times during the term of this Agreement. (iii) The Advisor at all times shall provide its best judgment and effort to the Trust in carrying out the Advisor’s obligations hereunder.

(b)
The Trust hereby represents and warrants to the Advisor as follows: (i) The Trust has been duly organized as a business trust under the laws of the Commonwealth of Massachusetts and is authorized to enter into this Agreement and carry out its terms. (ii) The Trust is (or will be) registered as an investment company with the Commission under the 1940 Act and shares of the Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

14.
Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Advisor as directors, officers or otherwise and that directors, officers and shareholders of the Advisor are or may be or become similarly interested in the Trust.

15.
Independent Contractor. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

16.
Structure of Agreement. The Trust is entering into this Agreement on behalf of the respective fund severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each fund severally and not jointly. No fund shall have any responsibility for any obligation of any other fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing: (a) any breach of any term of this Agreement regarding the Trust with respect to any one fund shall not create a right or obligation with respect to any other fund; (b) under no circumstances shall the Advisor have the right to set off claims relating to a fund by applying property of any other fund; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular fund to which such relationship and consideration applies. This Agreement is intended to govern only the relationships between the Advisor, on the one hand, and the Trust and the funds, on the other hand, and (except as specifically provided above in this Paragraph 16) is not intended to and shall not govern (i) the relationship between the Trust and any fund or (ii) the relationships among the respective funds.

17.
Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

18.	Notices. Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to The Nottingham Investment Trust II, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, Attention: C. Frank Watson, III or to such other address or to such individual as shall be so specified by the Trust to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Advisor at 1201 North Calvert Street, Baltimore, Maryland 21202, Attention: Eddie C. Brown, or at such other address or to such individual as shall be so specified by the Advisor to the Trust. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:	THE NOTTINGHAM INVESTMENT TRUST II

By:	By:

Title:	Title:

ATTEST:	BROWN CAPITAL MANAGEMENT, INC.

By:	By:

Title:	Title:

EXHIBIT A

INVESTMENT ADVISOR’S COMPENSATION SCHEDULE

For the services delineated in the INVESTMENT ADVISORY AGREEMENT and rendered to THE BROWN CAPITAL MANAGEMENT MID-CAP FUND, the Advisor shall be compensated monthly, as of the last day of each month, within five (5) business days of the month end, a fee based upon the daily average net assets of the Fund according to the following schedule:

The Brown Capital Management Mid-Cap Fund
Date added to this Agreement – September 30, 2002

Net Assets	Annual Fee

On All Assets	0.75%

THE BROWN CAPITAL MANAGEMENT MID-CAP FUND’s registration statement was effective and it commenced operations on September 30, 2002.

Exhibit E

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

WHEREAS, Brown Capital Management Mutual Funds, a statutory trust organized and existing under the laws of the state of Delaware (the “Trust”), engages in business as an open-end, management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest (the “Shares”), in separate series representing the interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers three series of such Shares representing interests in the Brown Capital Management Mid-Cap Fund, Brown Capital Management Small Company Fund, Brown Capital Management International Equity Fund and Brown Capital Management All-Cap Fund (the “Funds”) of the Trust; and

WHEREAS, the Trust desires to adopt a Plan of Distribution (“Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor Class Shares of each of the Funds; and

WHEREAS, the Trustees of the Trust as a whole, including the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the “12b-1 Trustees”), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Funds and their shareholders, have approved this Plan by votes cast at a meeting held in person and called for the purpose of voting hereon and on any agreements related hereto;

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, with respect to each class of Shares described herein of each of the Funds and on the following terms and conditions:

1.
Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Funds, which activities may include, but are not limited to, the following:

	(a)	payments to the Trust’s distributor (the “Distributor”) and to securities dealers and others in respect of the sale of Shares of the Funds;

(b)
payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Funds or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Funds, and providing such other shareholder services as the Trust may reasonably request;

(c)
formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising.

(d)	preparation, printing and distribution of sales literature;

(e)	preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;

(f)	holding seminars and sales meetings designed to promote the distribution of Shares;

(g)
obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds;

(h)	training sales personnel regarding the Shares; and

(i)	obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

2.
Maximum Expenditures. The expenditures to be made by the Funds pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed the following:

(a)
Investor Class Shares. For the Investor Class Shares of the Funds, each Fund may pay an amount calculated as provided in Schedule A. Notwithstanding the foregoing, in no event may expenditures paid by the Funds as service fees with respect to the Investor Class Shares exceed an amount calculated at the rate of the lesser of 0.25% or the 12b-1 fee set forth in Schedule A is less than 0.25%) of the average annual net assets of such Class, nor may such expenditures paid as service fees to any person who sells the Shares of a Fund exceed an amount calculated at the rate of the lesser of 0.25% or the 12b-1 fee set forth in Schedule A of the average annual net asset value of such Shares. Payments for distribution and shareholder servicing activities may be made directly by the Trust to other persons with which the Trust has entered into agreements related to this Plan.

(b)
Allocation of Class Expenses. Only distribution expenditures properly attributable to the sale of a particular Class may be used to support the distribution fee charged to shareholders of such Class. Distribution expenses attributable to the sale of more than one Class will be allocated at least annually to each Class based upon the ratio that the sales of Shares of each Class bears to the sales of Shares of all applicable Classes.

3.	Term and Termination.

(a) This Plan shall become effective with respect to each Class on the date that such Class commences operation.

(b)
Unless terminated as herein provided, this Plan shall continue in effect with respect to each Class of a Fund for one year from the effective date of the Plan for such Class and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the 12b-1 Trustees, cast at an in-person meeting called for the purpose of voting on such approval.

(c)
This Plan may be terminated at any time with respect to a particular Class of a Fund by a vote of a majority of the 12b-1 Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Class of the respective Fund.

4.
Amendments. No material amendment to this Plan shall be made unless: (a) it is approved in the manner provided for annual renewal of this Plan in Section 3(b) hereof; and (b) if the proposed amendment will increase materially the maximum expenditures permitted by Section 2 hereof with respect to any Class, it is approved by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Class.

5.	Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the 12b-1 Trustees of the Trust shall be committed to the discretion of such 12b-1 Trustees.

6.
Quarterly Reports. The Trust’s Distributor or Treasurer shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7.
Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

8.
Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term “Brown Capital Management Mutual Funds” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust (“Declaration of Trust”), which may be amended from time to time. This Plan has been authorized by the Trustees (including, the 12b-1 Trustees), acting as such and not individually, and such authorization by such Trustees shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Trust’s Declaration of Trust.

This Plan was first authorized with respect to the Investor Class Shares on July 14, 2011.

Schedule A

Fund	12b-1 fee
Mid-Cap Fund International Equity Fund	Each Fund may pay an amount calculated at the rate of up to 0.25% per annum of the average daily net asset value of its Investor Class Shares.
Small Company Fund	The Fund may pay an amount calculated at the rate of up to 0.20% per annum of the average daily net asset value of its Investor Class Shares.

PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY DELIVERING A WRITTEN NOTICE TO THE FUNDS OR BY SUBMITTING A PROXY CARD BEARING A LATER DATE.

September 30, 2011

By Order of the Board of Trustees

/s/ Jack E. Brinson

Jack E. Brinson
Chairman

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on October 26, 2011, and any adjournments thereof:
The proxy statement is available at http://www.proxyonline.us/docs/brownfunds.pdf.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

CORPORATE ACCOUNTS

(1)	ABC Corp.	ABC Corp. John Doe, Treasurer

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe	John Doe, Treasurer

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

PARTNERSHIP ACCOUNTS

(1)	The ABC Partnership	Jane B. Smith, Partner

(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS

(1)	John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA/UTMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

The Nottingham Investment Trust II

THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

Special Meeting of Shareholders on October 26, 2011
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Keith A. Lee and Robert L. Young III, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, Maryland 21202 at 1:00 p.m. Eastern Time on October 26, 2011, or at any adjournment thereof, on the proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated September 30, 2011, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposals with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund(s) in which you were a shareholder of record as of September 1, 2011.

Proposal 1 -    To approve the Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a corresponding series of Brown Capital Management Mutual Funds, a newly established Delaware statutory Trust.

With respect to The Brown Capital Management Mid-Cap Fund.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal 2 - To approve revisions to the Fund’s fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1 THROUGH 2.14, CHECK THIS BOX: ☐

If you wish to vote on the following proposals numbered 2.1 through 2.14 individually, vote below:

2.1	To amend the fundamental investment restriction regarding diversification. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.2	To eliminate the fundamental investment restriction regarding investments of securities of issuers owned by officers or trustees. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.3	To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.4	To amend the fundamental investment restriction regarding real estate/oil, gas, mineral leases. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.5	To eliminate the fundamental investment restriction regarding purchasing securities on margin. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.6	To eliminate the fundamental investment restriction regarding short sales. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.7	To eliminate the fundamental investment restriction regarding joint trading accounts. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.8	To amend the fundamental investment restriction regarding lending. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.9	To eliminate the fundamental investment restriction regarding investments in “unseasoned companies.” FOR ☐ AGAINST ☐ ABSTAIN ☐

2.10	To eliminate the fundamental investment restriction regarding repurchase agreements/readily marketable securities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.11	To amend the fundamental investment restriction regarding senior securities/borrowing. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.12	To amend the fundamental investment restriction regarding commodities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.13	To eliminate the fundamental investment restriction regarding restricted securities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.14	To eliminate the fundamental investment restriction regarding foreign securities. FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 3 - To approve a new Investment Advisory Agreement between the Fund and Brown Capital Management, LLC

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal 4 - To approve a Distribution Plan and related fee of 0.25% for the Fund.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposals.

Signature:	Signature (if shares held jointly):

By: ____________________	By: ____________________

Print Name: ______________	Print Name: ______________

Dated: __________________	Dated: __________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.

The Nottingham Investment Trust II

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

Special Meeting of Shareholders on October 26, 2011
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Keith A. Lee and Robert L. Young, III, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, Maryland 21202 at 1:00 p.m. Eastern Time on October 26, 2011, or at any adjournment thereof, on the proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated September 30, 2011, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposals with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund(s) in which you were a shareholder of record as of September 1, 2011.

Proposal 1 - To approve the Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a corresponding series of Brown Capital Management Mutual Funds, a newly established Delaware statutory Trust.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal 2 - To approve revisions to the Fund’s fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1 THROUGH 2.13, CHECK THIS BOX: ☐

If you wish to vote on the following proposals numbered 2.1 through 2.13 individually, vote below:

2.1	To amend the fundamental investment restriction regarding diversification. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.2	To eliminate the fundamental investment restriction regarding investments of securities of issuers owned by officers or trustees. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.3	To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.4	To amend the fundamental investment restriction regarding real estate/oil, gas, mineral leases. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.5	To eliminate the fundamental investment restriction regarding purchasing securities on margin. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.6	To eliminate the fundamental investment restriction regarding short sales. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.7	To eliminate the fundamental investment restriction regarding joint trading accounts. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.8	To amend the fundamental investment restriction regarding lending. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.9	To eliminate the fundamental investment restriction regarding investments in “unseasoned companies.” FOR ☐ AGAINST ☐ ABSTAIN ☐

2.10	To eliminate the fundamental investment restriction regarding repurchase agreements/readily marketable securities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.11	To amend the fundamental investment restriction regarding senior securities/borrowing. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.12	To amend the fundamental investment restriction regarding commodities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.13	To eliminate the fundamental investment restriction regarding restricted securities. FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 3 - To approve a new Investment Advisory Agreement between the Fund and Brown Capital Management, LLC

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal 4 - To approve a Distribution Plan and related fee of 0.20% for the Fund.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposals.

Signature:	Signature (if shares held jointly):

By: _______________________	By: _______________________

Print Name: _________________	Print Name: _________________

Dated: _____________________	Dated: _____________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.

The Nottingham Investment Trust II

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

Special Meeting of Shareholders on October 26, 2011
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Keith A. Lee and Robert L. Young III, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, Maryland 21202 at 1:00 p.m. Eastern Time on October 26, 2011, or at any adjournment thereof, on the proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated September 30, 2011, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposals with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund(s) in which you were a shareholder of record as September 1, 2011,

Proposal 1 - To approve the Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a corresponding series of Brown Capital Management Mutual Funds, a newly established Delaware statutory Trust.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal 2 - To approve revisions to the Fund’s fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1, 2.3, 2.4, 2.8, 2.11, 2.12 and 2.15. CHECK THIS BOX: ☐

If you wish to vote on the following proposals individually, vote below:

2.1	To amend the fundamental investment restriction regarding diversification. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.3	To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.4	To amend the fundamental investment restriction regarding real estate/oil, gas, mineral leases FOR ☐ AGAINST ☐ ABSTAIN ☐

2.8	To amend the fundamental investment restriction regarding lending. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.11	To amend the fundamental investment restriction regarding senior securities/borrowing. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.12	To amend the fundamental investment restriction regarding commodities. FOR ☐ AGAINST ☐ ABSTAIN ☐

2.15	To eliminate the fundamental investment restriction regarding investments in one country. FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 3 - To approve a new Investment Advisory Agreement between the Fund and Brown Capital Management, LLC

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal 4 - To approve a Distribution Plan and related fee of 0.25% for the Fund.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposals.

Signature:	Signature (if shares held jointly):

By: ______________________	By: ______________________

Print Name: ________________	Print Name: ________________

Dated: ____________________	Dated: ____________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.